                                  VARIFLEX LS
                                    VARIABLE
                                    ANNUITY

                                   PROSPECTUS

                                  MAY 1, 1997

Also including a prospectus for SBL Fund, a member of the Security Benefit Group of Companies.

[SBL LOGO]
Security Benefit Life
Insurance Company

A Member of The Security
Benefit Group of Companies

                          VARIFLEX LS VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

                                   ISSUED BY:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                             700 SW HARRISON STREET
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                             700 SW HARRISON STREET
                            TOPEKA, KANSAS 66636-0001


     This Prospectus describes the Variflex LS Variable Annuity -- an individual flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company ("Security Benefit"). The Contract is available for individuals as a non-tax qualified retirement plan ("Non-Qualified Plan") or in connection with a retirement plan qualified under
Section 401, 403(b), 408, or 457 of the Internal Revenue Code ("Qualified Plan"). The Contract is designed to give Contractowners flexibility in planning for retirement and other financial goals.

     During the Accumulation Period, the Contract provides for the accumulation of a Contractowner's value on either a variable basis, a fixed basis, or both. The Contract also provides several options for annuity payments on either a variable basis, a fixed basis, or both to begin on the Annuity Start Date. The minimum initial purchase payment is $25,000. Subsequent purchase payments are flexible, though they must be for at least $1,000. Purchase payments may be allocated at the Contractowner's discretion to one or more of the Subaccounts that comprise a separate account of Security Benefit called the Variable Annuity Account VIII (the "Separate Account"), or to the Fixed Account of Security Benefit. Each Subaccount of the Separate Account invests in a corresponding portfolio ("Series") of the SBL Fund (the "Mutual Fund"), which currently consists of eleven Series: (1) Growth Series, (2) Growth-Income Series, (3) Money Market Series, (4) Worldwide Equity Series, (5) High Grade Income Series,
(6) Social Awareness Series, (7) Emerging Growth Series, (8) Global Aggressive Bond Series, (9) Specialized Asset Allocation Series, (10) Managed Asset Allocation Series, and (11) Equity Income Series. The Contract Value in the Fixed Account will accrue interest at rates that are paid by Security Benefit as described in "The Fixed Account" on page 19. Contract Value in the Fixed Account is guaranteed by Security Benefit.

     The Contract Value in the Subaccounts under a Contract will vary based on investment performance of the Subaccounts to which the Contract Value is allocated. No minimum amount of Contract Value is guaranteed.

     A Contract may be returned according to the terms of its Free-Look Right. (See "Free-Look Right," page 15.)

     This Prospectus concisely sets forth information about the Contract and the Separate Account that a prospective investor should know before purchasing the Contract. Certain additional information is contained in a "Statement of Additional Information," dated May 1, 1997, which has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing Security Benefit at 700 Harrison Street, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 33 of this Prospectus.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE SBL FUND. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THE CONTRACT INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE CONTRACT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DATE: MAY 1, 1997
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
DEFINITIONS..................................................................  5

SUMMARY......................................................................  5
     Purpose of the Contract.................................................  5
     The Separate Account and the Mutual Fund................................  6
     Fixed Account...........................................................  6
     Purchase Payments.......................................................  6
     Contract Benefits.......................................................  6
     Free-Look Right.........................................................  6
     Charges and Deductions..................................................  6
         Mortality and Expense Risk Charge...................................  6
         Administrative Charge...............................................  7
         Premium Tax Charge..................................................  7
         Other Expenses......................................................  7
     Contacting Security Benefit.............................................  7

EXPENSE TABLE ...............................................................  7
     Contractual Expenses....................................................  7
     Annual Separate Account Expenses........................................  7
     Annual Mutual Fund Expenses.............................................  7
     Examples ...............................................................  7
INFORMATION ABOUT SECURITY BENEFIT, THE SEPARATE ACCOUNT, AND THE MUTUAL FUND  9
     Security Benefit Life Insurance Company.................................  9
     Published Ratings.......................................................  9
     Separate Account........................................................  9
     SBL Fund ...............................................................  9
         Series A (Growth Series)............................................ 10
         Series B (Growth-Income Series)..................................... 10
         Series C (Money Market Series)...................................... 10
         Series D (Worldwide Equity Series).................................. 10
         Series E (High Grade Income Series)................................. 10
         Series S (Social Awareness Series).................................. 11
         Series J (Emerging Growth Series)................................... 10
         Series K (Global Aggressive Bond Series)............................ 10
         Series M (Specialized Asset Allocation Series)...................... 11
         Series N (Managed Asset Allocation Series).......................... 11
         Series O (Equity Income Series)..................................... 11
         The Investment Adviser.............................................. 11

THE CONTRACT  ............................................................... 11
     General  ............................................................... 11
     Application for a Contract.............................................. 11
     Purchase Payments....................................................... 12
     Allocation of Purchase Payments......................................... 12
     Dollar Cost Averaging Option............................................ 12
     Asset Reallocation Option............................................... 13
     Transfers of Contract Value............................................. 13
     Contract Value.......................................................... 14
     Determination of Contract Value......................................... 14
     Full and Partial Withdrawals............................................ 14
     Systematic Withdrawals.................................................. 15
     Free-Look Right......................................................... 15
     Death Benefit........................................................... 16
     Distribution Requirements............................................... 16
     Death of the Annuitant.................................................. 16

--------------------------------------------------------------------------------

                                                                            Page
CHARGES AND DEDUCTIONS....................................................... 17
     Mortality and Expense Risk Charge....................................... 17
     Administrative Charge................................................... 17
     Premium Tax Charge...................................................... 17
     Other Charges........................................................... 17
     Variations in Charges................................................... 17
     Guarantee of Certain Charges............................................ 17
     Mutual Fund Expenses.................................................... 17

ANNUITY PERIOD............................................................... 18
     General  ............................................................... 18
     Annuity Options......................................................... 18
         Option 1--Life Income............................................... 18
         Option 2--Life Income with Guaranteed Payment of 5,10,15 or 20 Years 18
         Option 3--Life with Installment Refund Option....................... 18
         Option 4--Joint and Last Survivor................................... 19
         Option 5--Payments for a Specified Period........................... 19
         Option 6--Payments of a Specified Amount............................ 19
     Selection of an Option.................................................. 19

THE FIXED ACCOUNT............................................................ 19
     Interest ............................................................... 19
     Death Benefit........................................................... 20
     Contract Charges........................................................ 20
     Transfers and Withdrawals from the Fixed Account........................ 20
     Payments from the Fixed Account......................................... 21

MORE ABOUT THE CONTRACT...................................................... 21
     Ownership............................................................... 21
         Joint Owners........................................................ 21
     Designation and Change of Beneficiary................................... 21
     Participating........................................................... 21
     Payments from the Separate Account...................................... 21
     Proof of Age and Survival............................................... 22
     Misstatements........................................................... 22
     Loans    ............................................................... 22
     Restrictions on Withdrawals from Qualified Plans........................ 23

FEDERAL TAX MATTERS.......................................................... 23
     Introduction............................................................ 23
     Tax Status of Security Benefit and the Separate Account................. 24
         General............................................................. 24
         Charge for Security Benefit Taxes................................... 24
         Diversification Standards........................................... 24
     Income Taxation of Annuities in General--Non-Qualified Plans............ 25
         Surrenders or Withdrawals Prior to the Annuity Start Date........... 25
         Surrenders or Withdrawals on or after Annuity Start Date............ 25
         Penalty Tax on Certain Surrenders and Withdrawals................... 25

--------------------------------------------------------------------------------

                                                                            Page
     Additional Considerations................................................25
         Distribution-at-Death Rules..........................................25
         Gift of Annuity Contracts............................................26
         Contracts Owned by Non-Natural Persons...............................26
         Multiple Contract Rule...............................................26
         Possible Tax Changes.................................................26
         Transfers, Assignments or Exchanges of a Contract....................26
     Qualified Plans..........................................................26
         Section 401..........................................................27
         Section 403(b).......................................................28
         Section 408..........................................................28
         Section 457..........................................................28
         Rollovers............................................................29
         Tax Penalties........................................................29
         Withholding..........................................................30

OTHER INFORMATION.............................................................30
     Voting of Mutual Fund Shares.............................................30
     Substitution of Investments..............................................30
     Changes to Comply with Law and Amendments................................31
     Reports to Owners........................................................31
     Telephone Transfer Privileges............................................31
     Legal Proceedings........................................................31
     Legal Matters............................................................32

PERFORMANCE INFORMATION.......................................................32

ADDITIONAL INFORMATION........................................................32
     Registration Statement...................................................32
     Financial Statements.....................................................33

STATEMENT OF ADDITIONAL INFORMATION...........................................33


--------------------------------------------------------------------------------
THE CONTRACT IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS
OFFERING  OTHER  THAN  AS  CONTAINED  IN THIS  PROSPECTUS  OR THE  STATEMENT  OF
ADDITIONAL INFORMATION, THE MUTUAL FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND, OR ANY SUPPLEMENT THERETO.
--------------------------------------------------------------------------------

                                   DEFINITIONS

     Various terms commonly used in this Prospectus are defined as follows:

     ACCUMULATION PERIOD -- The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

     ACCUMULATION UNIT -- A unit of measure used to calculate the value of a Contractowner's interest in a Subaccount during the Accumulation Period and variable annuity payments under Annuity Options 5 and 6.

     ANNUITANT -- The person on whose life annuity payments depend.

     ANNUITY -- A series of periodic income payments made by Security Benefit to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

     ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

     ANNUITY PERIOD -- The period during which annuity payments are made.

     ANNUITY START DATE -- The date when annuity payments are to begin.

     AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which purchase payments are automatically paid from the owner's checking account on a specified day of each month.

     CONTRACT DATE -- The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that the initial purchase payment is credited to the Contract.

     CONTRACT DEBT -- The unpaid loan balance including accrued loan interest.

     CONTRACTOWNER OR OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

     CONTRACT VALUE -- The total value of the amounts in a Contract allocated to the Subaccounts of the Separate Account and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

     CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

     DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint
Owner: the Owner, the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

     FIXED ACCOUNT -- An account that is part of Security Benefit's General Account in which all or a portion of the Contract Value may be held for accumulation at fixed rates of interest (which may not be less than 3.0 percent) declared by Security Benefit periodically at its discretion.

     GENERAL ACCOUNT -- All assets of Security Benefit other than those allocated to the Separate Account or to any other separate account of Security Benefit.

     HOME OFFICE -- The Annuity Administration Department of Security Benefit, P.O. Box 750497, Topeka, Kansas 66675-0497.

     MUTUAL FUND -- SBL Fund. The Mutual Fund is a diversified, open-end manage-ment investment company commonly referred to as a mutual fund.

     PURCHASE PAYMENT -- The amounts paid to Security Benefit as consideration for the Contract.

     SEPARATE ACCOUNT -- The Variable Annuity Account VIII. A separate account of Security Benefit that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Series of the SBL Fund.

     SUBACCOUNT -- A division of the Separate Account of Security Benefit which invests in a corresponding series of the Mutual Fund. Currently, eleven Subaccounts are available under the Contract.

     VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day.

     VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

     WITHDRAWAL VALUE -- The amount a Contractowner may receive upon full withdrawal of the Contract, which is equal to Contract Value less any Contract Debt, and any uncollected premium taxes.

                                     SUMMARY

     This summary is intended to provide a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" on page 19 and in the Contract.

PURPOSE OF THE CONTRACT

     The individual flexible purchase payment deferred variable annuity contract ("Contract") described in this Prospectus is designed to give Contractowners flexibility in planning for retirement and other financial goals. The Contract provides for the accumulation of values on a

--------------------------------------------------------------------------------
variable basis, a fixed basis, or both, during the Accumulation Period and provides several options for annuity payments on a variable basis, a fixed basis, or both. During the Accumulation Period, an Owner can pursue various allocation options by allocating purchase payments to the Subaccounts of the Separate Account or to the Fixed Account. See "The Contract," page 11.

     The Contract is eligible for purchase as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). The Contract is also eligible for an individual in connection with a retirement plan qualified under Section 401, 403(b), 408, or 457 of the Internal Revenue Code of 1986, as amended. These plans are sometimes referred to in this Prospectus as "Qualified Plans."

THE SEPARATE ACCOUNT AND THE MUTUAL FUND

     Purchase payments designated to accumulate on a variable basis are allocated to the Separate Account. See "Separate Account," page 9. The Separate Account is currently divided into eleven accounts referred to as Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Series of the Mutual Fund. The Series of the Mutual Fund, each of which has a different investment objective or objectives, are as follows: Growth Series, Growth-Income Series, Money Market Series, Worldwide Equity Series, High Grade Income Series, Social Awareness Series, Emerging Growth Series, Global Aggressive Bond Series, Specialized Asset Allocation Series, Managed Asset Allocation Series, and Equity Income Series. See "SBL Fund," page 9. Amounts held in a Subaccount will increase or decrease in dollar value depending on the investment performance of the Series of the Mutual Fund in which such Subaccount invests. The Contractowner bears the investment risk for amounts allocated to a Subaccount of the Separate Account.

FIXED ACCOUNT

     Purchase payments designated to accumulate on a fixed basis may be allocated to the Fixed Account, which is part of Security Benefit's General Account. Amounts allocated to the Fixed Account earn interest at rates determined at the discretion of Security Benefit and are guaranteed to be at least an effective annual rate of 3.0 percent. See "The Fixed Account," on page 19.

PURCHASE PAYMENTS

     The minimum initial purchase payment is $25,000. Thereafter, the Contractowner may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000. See "Purchase Payments" on page 12.

CONTRACT BENEFITS

     During the Accumulation Period, Contract Value may be transferred by the Contractowner among the Subaccounts of the Separate Account and to and from the Fixed Account, subject to certain restrictions as described in "The Contract" on page 11 and "The Fixed Account" on page 19.

     At any time before the Annuity Start Date, a Contract may be surrendered for its Withdrawal Value, and partial withdrawals, including systematic withdrawals, may be taken from the Contract Value, subject to certain restrictions described in "The Fixed Account" on page 19. See "Full and Partial Withdrawals," page 14 and "Federal Tax Matters," page 23 for more information about withdrawals, including the 10 percent penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

     The Contract provides for a death benefit upon the death of the Owner during the Accumulation Period. See "Death Benefit," on page 16 for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. Payments under the fixed Annuity Options will be guaranteed by Security Benefit. See "Annuity Period," on page 18.

FREE-LOOK RIGHT

     An Owner may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when the Owner receives the Contract. In this event, Security Benefit will refund to the Owner purchase payments allocated to the Fixed Account plus the Contract Value in the Subaccounts plus any charges deducted from Contract Value in the Subaccounts. Security Benefit will refund purchase payments allocated to the Subaccounts rather than the Contract Value in those states where it is required to do so.

CHARGES AND DEDUCTIONS

     Security Benefit does not make any deductions for sales load from purchase payments before allocating them to the Contract Value and no surrender charge is assessed upon withdrawal or surrender of a Contract. Certain charges will be deducted in connection with the Contract as described below.

MORTALITY AND EXPENSE RISK CHARGE

     Security Benefit deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 1.25 percent of each Subaccount's average daily net assets. See "Mortality and Expense Risk Charge" on page 17.

--------------------------------------------------------------------------------

ADMINISTRATIVE CHARGE

     Security Benefit deducts a daily administrative charge equal to an annual rate of 0.15 percent of each Subaccount's average daily net assets. The Administrative Charge is not assessed against Contract Value which is applied under Annuity Options 1-4. See "Administrative Charge" on page 17.

PREMIUM TAX CHARGE

     Security Benefit assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on annuitization or upon full withdrawal if a premium tax was incurred by Security Benefit and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by Security Benefit and is not refundable. Security Benefit reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0 percent to 3.5 percent. See "Premium Tax Charge" on page 17.

OTHER EXPENSES

     The operating expenses of the Separate Account are paid by Security Benefit. Investment advisory fees and operating expenses of the Mutual Fund are paid by the Mutual Fund and are reflected in the net asset value of the Mutual Fund shares. For a description of these charges and expenses, see the Prospectus for the Mutual Fund.

CONTACTING SECURITY BENEFIT

     All written requests, notices, and forms required by the Contract, and any questions or inquiries should be directed to Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (913) 295-3112 or 1-800-888-2461, extension 3112.

                                  EXPENSE TABLE

     The purpose of this table is to assist investors in understanding the various costs and expenses borne directly and indirectly by Owners of the Contracts with Contract Value allocated to the Subaccounts. The table reflects any contractual charges, expenses of the Separate Account, and charges and expenses of the Mutual Fund. The table does not reflect premium taxes that may be imposed by various jurisdictions. See "Premium Tax Charge," on page 17. The information contained in the table is not generally applicable to amounts allocated to the Fixed Account.

     For a complete description of a Contract's costs and expenses, see "Charges and Deductions," on page 17. For a more complete description of the Mutual Fund's costs and expenses, see the SBL Fund Prospectus, which accompanies this Prospectus.

CONTRACTUAL EXPENSES

Sales load on purchase payments....................     None
Contingent deferred sales charge...................     None
Transfer Fee (per transfer)........................     None

ANNUAL SEPARATE ACCOUNT EXPENSES
(AS A PERCENTAGE OF EACH SUBACCOUNT'S AVERAGE DAILY NET ASSETS)

Annual Mortality and Expense Risk Charge...........    1.25%
Annual Administrative Charge.......................    0.15%
Total Separate Account Annual Expenses.............    1.40%

ANNUAL MUTUAL FUND EXPENSES
(AS A PERCENTAGE OF EACH SERIES' AVERAGE DAILY NET ASSETS)

                                        MANAGEMENT               TOTAL
                                            FEE                 MUTUAL
                                        (AFTER FEE    OTHER      FUND
                                         WAIVER)(1)  EXPENSES  EXPENSES

Growth (Series A)......................   0.75%        0.08%     0.83%
Growth-Income (Series B)...............   0.75%        0.09%     0.84%
Money Market (Series C)................   0.50%        0.08%     0.58%
Worldwide Equity (Series D)............   1.00%        0.30%     1.30%
High Grade Income (Series E)...........   0.75%        0.08%     0.83%
Emerging Growth (Series J).............   0.75%        0.09%     0.84%
Global Aggressive Bond (Series K)......   0.00%        0.84%     0.84%
Specialized Asset Allocation (Series M)   1.00%        0.34%     1.34%
Managed Asset Allocation (Series N)....   1.00%        0.45%     1.45%

Equity Income (Series O)...............   1.00%        0.15%     1.15%

Social Awareness (Series S)............   0.75%        0.09%     0.84%

1. During the fiscal year ended December 31, 1996, the Investment Adviser waived the management fees of Series K and, during the fiscal year ending December 31, 1997, the Investment Adviser will waive the management fees of Series K; absent such waiver, the management fees of Series K would have been .75%.


EXAMPLES

     The example presented below shows expenses that a Contractowner would pay at the end of one, three, five and ten years. The information presented applies if, at the end of those time periods, the Contract is (1) surrendered, (2) annuitized, or (3) not surrendered or annuitized. The example shows expenses based upon an allocation of $1,000 to each of the Subaccounts.

--------------------------------------------------------------------------------

     The example below should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The 5 percent return assumed in the examples is hypothetical and should not be considered a representation of past or future actual returns, which may be greater or lesser than the assumed amount.
     Example -- The Owner would pay the expenses shown below on a $1,000 investment, assuming 5 percent annual return on assets:

                                               1      3       5     10
                                             YEAR   YEARS   YEARS   YEARS

Growth Subaccount..........................   $23    $70     $119    $256
Growth-Income Subaccount...................    23     70      120     257
Money Market Subaccount....................    20     62      107     231
Worldwide Equity Subaccount................    27     84      143     303
High Grade Income Subaccount...............    23     70      119     256
Emerging Growth Subaccount.................    23     70      120     257
Global Aggressive Bond Subaccount..........    23     70      120     257
Specialized Asset Allocation Subaccount....    28     85      145     307
Managed Asset Allocation Subaccount........    29     88      150     318

Equity Income Subaccount...................    26     79      136     289

Social Awareness Subaccount................    23     70      120     257

                         CONDENSED FINANCIAL INFORMATION

     The following condensed financial information presents accumulation unit values for the year ended December 31, 1996, and the period April 1, 1995 (date of inception) through December 31, 1995, as well as ending accumulation units outstanding under each Subaccount.

                                                              1995(1)       1996
GROWTH SUBACCOUNT                                             ----          ----
Accumulation unit value:
     Beginning of period................................    $10.00        $13.20
     End of period......................................     13.20         15.96
Accumulation units outstanding at the end of period.....   289,693     1,987,463

GROWTH-INCOME SUBACCOUNT
Accumulation unit value:
     Beginning of period................................    $10.00        $12.70
     End of period......................................     12.70         14.80
Accumulation units outstanding at the end of period.....   248,974     1,388,519

MONEY MARKET SUBACCOUNT
Accumulation unit value:
     Beginning of period................................    $10.00        $10.35
     End of period......................................     10.35         10.72
Accumulation units outstanding at the end of period.....   288,907     1,520,180

WORLDWIDE EQUITY SUBACCOUNT
Accumulation unit value:
     Beginning of period................................    $10.00        $11.42
     End of period......................................     11.42         13.21
Accumulation units outstanding at the end of period.....   126,206     1,183,160

HIGH GRADE INCOME SUBACCOUNT
Accumulation unit value:
     Beginning of period................................    $10.00        $11.56
     End of period......................................     11.56         11.31
Accumulation units outstanding at the end of period.....   240,306     1,631,708

EMERGING GROWTH SUBACCOUNT
Accumulation unit value:
     Beginning of period................................    $10.00        $11.89
     End of period......................................     11.89         13.84
Accumulation units outstanding at the end of period.....   133,581       772,390

GLOBAL AGGRESSIVE BOND SUBACCOUNT
Accumulation unit value:
     Beginning of period................................    $10.00        $10.67
     End of period......................................     10.67         11.96
Accumulation units outstanding at the end of period.....    86,477       328,077

SPECIALIZED ASSET ALLOCATION SUBACCOUNT
Accumulation unit value:
     Beginning of period................................    $10.00        $10.62
     End of period......................................     10.62         11.96
Accumulation units outstanding at the end of period.....   471,091     1,361,078

MANAGED ASSET ALLOCATION SUBACCOUNT
Accumulation unit value:
     Beginning of period................................    $10.00        $10.64
     End of period......................................     10.64         11.84
Accumulation units outstanding at the end of period.....   231,852       715,033

EQUITY INCOME SUBACCOUNT
Accumulation unit value:
     Beginning of period................................    $10.00        $11.61
     End of period......................................     11.61         13.73
Accumulation units outstanding at the end of period.....   267,317     1,764,015

--------------------------------------------------------------------------------

                                                            1995[1]       1996
SOCIAL AWARENESS SUBACCOUNT                                 ----          ----
Accumulation unit value:
     Beginning of period................................    $10.00        $12.56
     End of period......................................     12.56         14.69
Accumulation units outstanding at the end of period.....    37,149       220,549

1. Global Aggressive Bond Subaccount, Specialized Asset Allocation Subaccount, Managed Asset Allocation Subaccount and Equity Income Subaccount for the period June 1, 1995 (inception) through December 31, 1995.


                       INFORMATION ABOUT SECURITY BENEFIT,
                          THE SEPARATE ACCOUNT, AND THE
                                   MUTUAL FUND

SECURITY BENEFIT LIFE INSURANCE COMPANY

     Security Benefit is a mutual life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

     Security Benefit offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of December 31, 1996, Security Benefit had $15.5 billion of life insurance in force and total assets of approximately $5.5 billion. Together with its subsidiaries, Security Benefit has total funds under management of over $6.6 billion.

     The Principal Underwriter for the Contracts is Security Distributors, Inc. ("SDI"), 700 SW Harrison Street, Topeka, Kansas 66636-0001. SDI is registered as a broker/dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company wholly-owned by Security Benefit.

PUBLISHED RATINGS

     Security Benefit may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT

     The Separate Account was established by Security Benefit on September 12, 1994, under procedures established under Kansas law. The income, gains, or losses of the Separate Account, whether or not realized, are, in accordance with the Contracts, credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of Security Benefit. K.S.A. 40-436 provides that assets in a separate account attributable to the reserves and other liabilities under the contracts are not chargeable with liabilities arising from any other business that the insurance company conducts if, and to the extent the contracts so provide, the Contract contains such a provision. Security Benefit owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. Security Benefit may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of Security Benefit. Security Benefit may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

     The Separate Account is currently divided into eleven Subaccounts. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a specific Series of the Mutual Fund. Security Benefit may in the future establish additional Subaccounts of the Separate Account, which may invest in other Series of the Mutual Fund or in other securities, mutual funds, or investment vehicles.

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of Security Benefit.

SBL FUND

     SBL Fund (the "Mutual Fund") is a diversified, open-end management investment company of the series type. The Mutual Fund is registered with the SEC under the 1940 Act.

--------------------------------------------------------------------------------

     Such registration does not involve supervision by the SEC of the investments or investment policy of the Mutual Fund. The Mutual Fund currently has eleven separate portfolios ("Series"), each of which pursues different investment objectives and policies.

     Shares of the Mutual Fund currently are offered only for purchase by separate accounts of Security Benefit to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued by Security Benefit. Thus, the Mutual Fund serves as an investment medium for both variable life insurance policies and variable annuity contracts. This is called "mixed funding." Shares of the Mutual Fund may also be sold in the future to separate accounts of other insurance companies, both affiliated and not affiliated with Security Benefit. This is called "shared funding." Security Benefit currently does not foresee any disadvantages to Contractowners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts for which the Mutual Fund serves as an investment medium might at some time be in conflict. However, Security Benefit, the Mutual Fund's Board of Directors, and any other insurance companies that participate in the Mutual Fund in the future are required to monitor events in order to identify any material conflicts that arise from the use of the Mutual Fund for mixed and/or shared funding. The Mutual Fund's Board of Directors are required to determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, Security Benefit might be required to withdraw the investment of one or more of its separate accounts from the Mutual Fund. This might force the Mutual Fund to sell securities at disadvantageous prices.

     A summary of the investment objective of each Series of the Mutual Fund is described below. There can be no assurance that any Series will achieve its objective. More detailed information is contained in the accompanying prospectus of the Mutual Fund, including information on the risks associated with the investments and investment techniques of each Series.

THE MUTUAL FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

SERIES A (GROWTH SERIES)

     Amounts allocated to the Growth Subaccount are invested in Series A. The investment objective of Series A is to seek long-term capital growth by investing in a broadly diversified portfolio of common stocks, securities convertible into common stocks, preferred stocks, bonds and other debt securities.

SERIES B (GROWTH-INCOME SERIES)

     Amounts allocated to the Growth-Income Subaccount are invested in Series B. Series B seeks long-term growth of capital with secondary emphasis on income by investing in various types of securities, including common stocks, convertible securities, preferred stocks and debt securities. Series B's investments in debt securities may include securities rated below investment grade. Series B may also temporarily invest in government bonds or commercial paper.

SERIES C (MONEY MARKET SERIES)

     Amounts allocated to the Money Market Subaccount are invested in Series C. The investment objective of Series C is to provide as high a level of current income as is consistent with preserving capital. It invests in high quality money market instruments with maturities of not longer than thirteen months.

SERIES D (WORLDWIDE EQUITY SERIES)

     Amounts allocated to the Worldwide Equity Subaccount are invested in Series
D. The investment objective of Series D is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

SERIES E (HIGH GRADE INCOME SERIES)

     Amounts allocated to the High Grade Income Subaccount are invested in Series E. The investment objective of Series E is to provide current income with security of principal. Series E seeks to achieve this investment objective by investing in a broad range of debt securities, including U.S. and foreign corporate debt securities and securities issued by the U.S. and foreign governments.

SERIES J (EMERGING GROWTH SERIES)

     Amounts  allocated to the Emerging Growth Subaccount are invested in Series
J. The investment objective of Series J is to seek capital appreciation through investment in a broadly diversified portfolio of securities which may include common stocks, preferred stocks, debt securities and securities convertible into common stocks.

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)

     Amounts allocated to the Global Aggressive Bond Subaccount are invested in Series K. The investment objective of Series K is to seek high current income and, as a secondary objective, capital appreciation by investing in a

--------------------------------------------------------------------------------
combination of foreign and domestic high-yield, lower rated debt securities (commonly known as "junk bonds").

SERIES M ( SPECIALIZED ASSET ALLOCATION SERIES)

     Amounts allocated to the Specialized Asset Allocation Subaccount are invested in Series M. The investment objective of Series M is to seek high total return consisting of capital appreciation and current income. Series M seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors, including equity and debt securities of domestic and foreign issues.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

     Amounts allocated to the Managed Asset Allocation Subaccount are invested in Series N. The investment objective of Series N is to seek a high level of total return by investing primarily in a diversified portfolio of debt and equity securities.

SERIES O (EQUITY INCOME SERIES)

     Amounts allocated to the Equity Income Subaccount are invested in Series O. The investment objective of Series O is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

SERIES S (SOCIAL AWARENESS SERIES)

     Amounts allocated to the Social Awareness Subaccount are invested in Series
S. The investment objective of Series S is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Series. Series S will invest in a diversified portfolio of common stocks, convertible securities, preferred stocks and debt securities. Series S may temporarily invest in government bonds or commercial paper.

THE INVESTMENT ADVISER

     Security Management Company, LLC (the "Investment Adviser") located at 700 SW Harrison Street, Topeka, Kansas 66636 serves as investment adviser to each Series of the Mutual Fund. The Investment Adviser is registered with the SEC as an investment adviser. The Investment Adviser formulates and implements continuing programs for the purchase and sale of securities in compliance with the investment objectives, policies, and restrictions of each Series, and is responsible for the day to day decisions to buy and sell securities for the Series except Series D, K, N and O. The Investment Adviser has engaged Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, and MFR Advisors, Inc., One Liberty Plaza, 46th Floor, New York, New York 10006, to provide certain investment advisory services to Series D and K of the Fund. The Investment Adviser has engaged T. Rowe Price Associates, Inc., 100 E. Pratt St., Baltimore, Maryland 21202 to provide certain investment advisory services to Series N and O. The Investment Adviser has engaged Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Engelwood, Colorado 80112, to provide certain analytic research services for Series M.

                                  THE CONTRACT

GENERAL

     The Contract offered by this Prospectus is an individual flexible purchase payment deferred variable annuity that is issued by Security Benefit. To the extent  that  all  or a  portion  of  purchase  payments  are  allocated  to the
Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than Security Benefit. Upon the maturity of a Contract, the Contract provides several Annuity Options on a variable basis, a fixed basis or both, under which Security Benefit will pay periodic annuity payments beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which purchase payments have been allocated and the amount of interest credited on Contract Value that has been allocated to the Fixed Account.

     The Contract is available for purchase as a non-tax qualified retirement plan ("Non-Qualified Plan") by an individual. The Contract is also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Section 401, 403(b), 408, or 457 of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) self-employed individuals' retirement plans under Section 401, such as HR-10 and Keogh plans, (2) pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401, (3) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan, under Section 408, (4) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (5) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.

APPLICATION FOR A CONTRACT

     Any person wishing to purchase a Contract may submit an application and an initial purchase payment to Security Benefit, as well as any other form or information that

--------------------------------------------------------------------------------

Security Benefit may require. Security Benefit reserves the right to reject an application or purchase payment for any reason, subject to Security Benefit's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination. The maximum age of an Owner or Annuitant for which a Contract will be issued is 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS

     The minimum initial purchase payment for the purchase of a Contract is $25,000 for both Non-Qualified and Qualified Plans. Thereafter, the Contractowner may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 for both Non-Qualified and Qualified Plans. The minimum subsequent purchase payment pursuant to an Automatic Investment Program is also $1,000. Security Benefit may reduce the minimum purchase payment requirement under certain circumstances. Any purchase payment exceeding $1 million will not be accepted without prior approval of Security Benefit.

     An initial purchase payment will be applied not later than the end of the second Valuation Date after the Valuation Date it is received by Security Benefit at its Home Office if the purchase payment is preceded or accompanied by an application that contains sufficient information necessary to establish an account and properly credit such purchase payment. The application form will be provided by Security Benefit. If Security Benefit does not receive a complete application, the applicant will be notified by Security Benefit that it does not have the necessary information to issue a Contract. If the necessary information is not provided to Security Benefit within five Valuation Dates after the Valuation Date on which Security Benefit first receives the initial purchase payment or if Security Benefit determines it cannot otherwise issue the Contract, Security Benefit will return the initial purchase payment to the applicant unless the applicant consents to Security Benefit retaining the purchase payment until the application is made complete.

     Subsequent purchase payments will be credited as of the end of the Valuation Period in which they are received by Security Benefit at its Home Office. Purchase payments after the initial purchase payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program. The initial purchase payment required must be paid before the Automatic Investment Program will be accepted by Security Benefit.

ALLOCATION OF PURCHASE PAYMENTS

     In an application for a Contract, the Contractowner selects the Subaccounts or the Fixed Account to which purchase payments will be allocated. Purchase payments will be allocated according to the Contractowner's instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than 1 percent of each payment being allocated to any one Subaccount or the Fixed Account. The allocations must be whole percentages and must total 100 percent. Available allocation alternatives include the eleven Subaccounts and the Fixed Account.

     A Contractowner may change the purchase payment allocation instructions by submitting a proper written request to Security Benefit's Home Office. A proper change in allocation instructions will be effective upon receipt by Security Benefit at its Home Office and will continue in effect until subsequently changed. Changes in purchase payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option may be made by telephone provided the Telephone Transfer Section of the application or an Authorization for Telephone Requests form is properly completed, signed, and filed at Security Benefit's Home Office. Changes in the allocation of future purchase payments have no effect on existing Contract Value. Such Contract Value, however, may be transferred among the Subaccounts of the Separate Account or the Fixed Account in the manner described in "Transfers of Contract Value" on page 13.

DOLLAR COST AVERAGING OPTION

     Security Benefit currently offers an option under which Contractowners may dollar cost average their allocations in the Subaccounts under the Contract by authorizing Security Benefit to make periodic allocations of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Subaccounts, and these amounts will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the transfers are effected. Since the value of Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost

--------------------------------------------------------------------------------
averaging does not guarantee profits, nor does it assure that a Contractowner will not have losses.

     A Dollar Cost Averaging Request form is available upon request. On the form, the Contractowner must designate whether a specific dollar amount, fixed period or earnings only are to be transferred, the Subaccount or Subaccounts from and to which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

     After Security Benefit has received a Dollar Cost Averaging Request in proper form at its Home Office, Security Benefit will transfer Contract Value in amounts designated by the Contractowner from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts chosen by the Contractowner. Each transfer will be effected on the monthly or quarterly anniversary, whichever corresponds to the period selected by the Contractowner, of the date of receipt at Security Benefit's Home Office of a Dollar Cost Averaging Request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. No transfers will be made pursuant to the Dollar Cost Averaging Option on the last business day of any month, but instead will be made as of the next following Valuation Date.

     A Contractowner may instruct Security Benefit at any time to terminate the option by written request to Security Benefit's Home Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless the Contractowner instructs otherwise. If a Contractowner wishes to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to Security Benefit's Home Office. Security Benefit may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

     Contract Value may also be dollar cost averaged to or from the Fixed Account, subject to certain restrictions described under "The Fixed Account," page 19.

ASSET REALLOCATION OPTION

     Security Benefit currently offers an option under which Contractowners authorize Security Benefit to automatically transfer their Contract Value each quarter to maintain a particular percentage allocation among the Subaccounts as selected by the Contractowner. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts each quarter to the allocation selected by the Contractowner. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help a Contractowner buy low and sell high. This investment method does not guarantee profits, nor does it assure that a Contractowner will not have losses.

     To elect this option an Asset Reallocation Request in proper form must be received by Security Benefit at its Home Office. An Asset Reallocation Request form is available upon request. On the form, the Contractowner must indicate the applicable Subaccounts and the percentage of Contract Value to be allocated on a quarterly basis to each Subaccount ("Asset Reallocation Program").

     Upon receipt of the Asset Reallocation Request, Security Benefit will effect a transfer or, in the case of a new Contract, an initial allocation of Contract Value to the allocation among the Subaccounts selected by the Contractowner. Thereafter, transfers to maintain that allocation will occur on each quarterly anniversary of the date of Security Benefit's receipt of the Asset Reallocation Request in proper form. The amounts transferred will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the transfers are effected.

     A Contractowner may instruct Security Benefit at any time to terminate this option by written request to Security Benefit's Home Office. The Asset Reallocation Option will terminate automatically if a transfer is made to, or from, any Subaccount included in the allocation selected by the Contractowner. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless the Contractowner instructs otherwise. If a Contractowner wishes to continue Asset Reallocation after it has been canceled, a new Asset Reallocation Request form must be completed and sent to Security Benefit's Home Office. Security Benefit may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time.

     Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Program, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account," page 20.

TRANSFERS OF CONTRACT VALUE

     During the Accumulation Period, Contract Value may be transferred among the Subaccounts by the Contractowner upon proper written request to Security Benefit's Home Office. Transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) may be made by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form has been properly completed, signed and filed at Security Benefit's Home Office. The minimum transfer amount is $1,000, or the amount remaining in a given Subaccount.

--------------------------------------------------------------------------------

The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

     Contract Value may also be transferred from the Subaccounts to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account" on page 19.

     The frequency of transfers generally is not limited, although Security Benefit reserves the right at a future date to limit the number of transfers to 14 in a Contract Year. Security Benefit also reserves the right to limit the size and frequency of such transfers, and to discontinue telephone transfers.

CONTRACT VALUE

     The Contract Value is the sum of the amounts under the Contract held in each Subaccount of the Separate Account and Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

     On each Valuation Date, the portion of the Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value," below. No minimum amount of Contract Value is guaranteed. A Contractowner bears the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE

     The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which Contract Value has been allocated, payment of purchase payments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Series of the Mutual Fund. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Series and any dividends or distributions declared by a Series. Any dividends or distributions from any Series of the Mutual Fund will be automatically reinvested in shares of the same Series, unless Security Benefit, on behalf of the Separate Account, elects otherwise.

     Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When a Contractowner allocates purchase payments to a Subaccount, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the Accumulation Unit value for the particular Subaccount at the end of the Valuation Period in which the purchase payment is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Subaccount. The Accumulation Unit value of each Subaccount is determined on each Valuation Date. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

     The Accumulation Unit value of each Subaccount's unit initially was $10. The unit value of a Subaccount on any Valuation Date is calculated by dividing the value of each Subaccount's net assets by the number of Accumulation Units credited to the Subaccount on that date. Determination of the value of the net assets of a Subaccount takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Series of the Mutual Fund, (2) any dividends or distributions paid by the corresponding Series, (3) the charges, if any, that may be assessed by Security Benefit for taxes attributable to the operation of the Subaccount,
(4) the mortality and expense risk charge under the Contract, and (5) the administrative charge under the Contract.

FULL AND PARTIAL WITHDRAWALS

     A Contractowner may obtain proceeds from a Contract by surrendering the Contract for its Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a systematic withdrawal, may be taken from the Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to restrictions on partial withdrawals of Contract Value from the Fixed Account and limitations under the applicable plan for Qualified Plans and applicable law. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by Security Benefit at its Home Office. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

     The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper withdrawal request is received by Security Benefit at its Home Office, minus any outstanding Contract Debt, and any uncollected premium taxes. A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be for at least $1,000 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by Security Benefit in

--------------------------------------------------------------------------------
accordance with the amount specified in the partial withdrawal request. Upon payment, the Contract Value will be reduced by an amount equal to the payment and any applicable premium tax. If a partial withdrawal is requested that would leave the Withdrawal Value in the Contract less than $5,000, then Security Benefit reserves the right to treat the partial withdrawal as a request for a full withdrawal.

     The amount of a partial withdrawal will be allocated from the Contract Value in the Subaccounts and the Fixed Account, according to the Contractowner's instructions to Security Benefit, subject to the restrictions on partial withdrawals from the Fixed Account. See "The Fixed Account" on page 19. If a Contractowner does not specify the allocation, the withdrawal will be allocated from the Contract Value in the Subaccounts and the Fixed Account in the following order: Money Market Subaccount, High Grade Income Subaccount, Global Aggressive Bond Subaccount, Growth-Income Subaccount, Equity Income Subaccount, Managed Asset Allocation Subaccount, Specialized Asset Allocation Subaccount, Growth Subaccount, Worldwide Equity Subaccount, Social Awareness Subaccount, and Emerging Growth Subaccount and then from the Fixed Account. The value of each account will be depleted before the next account is charged.

     A full or partial withdrawal, including a systematic withdrawal, may be subject to a premium tax charge to reimburse Security Benefit for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge," on page 17.

     A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10 percent penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 403(b), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans" on page 23. The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters" on page 23.

SYSTEMATIC WITHDRAWALS

     Security Benefit currently offers a feature under which systematic withdrawals may be elected. Under this feature, a Contractowner may elect to receive systematic withdrawals before the Annuity Start Date by sending a properly completed Systematic Withdrawal Request form to Security Benefit at its Home Office. This option may be elected at any time. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or as based upon the life expectancy of the Owner or the Owner and a Beneficiary. A Contractowner may also designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. Systematic withdrawals may be stopped or modified upon proper written request by the Contractowner received by Security Benefit at its Home Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

     Each systematic withdrawal must be at least $100. Upon payment, the Contractowner's Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable premium tax. Any systematic withdrawal that equals or exceeds the Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.

     Each systematic withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated from the Contractowner's Contract Value in the Subaccounts and the Fixed Account, as directed by the Contractowner. If a Contractowner does not specify the allocation, the systematic withdrawal will be allocated from the Contract Value in the Subaccounts and the Fixed Account in the following order: Money Market Subaccount, High Grade Income Subaccount, Global Aggressive Bond Subaccount, Growth-Income Subaccount, Equity Income Subaccount, Managed Asset Allocation Subaccount, Specialized Asset Allocation Subaccount, Growth Subaccount, Worldwide Equity Subaccount, Social Awareness Subaccount, and Emerging Growth Subaccount and then from the Fixed Account. The value of each account will be depleted before the next account is charged.

     Security Benefit may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. Systematic withdrawals from Contract Value allocated to the Fixed Account must provide for payments over a period of not less than 36 months as described under "The Fixed Account" on page 19. The tax consequences of a systematic withdrawal, including the 10 percent penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2, should be carefully considered. See "Federal Tax Matters" on page 23.

FREE-LOOK RIGHT

     An Owner may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when the Owner receives the Contract. The returned Contract will then be deemed void and Security Benefit will refund any purchase payments allocated to the Fixed Account plus the Contract Value in the Subaccounts as of the end of the Valuation Period during which the returned Contract is received by Security Benefit. Security Benefit will refund

--------------------------------------------------------------------------------
purchase payments allocated to the Subaccounts rather than Contract Value in those states that require it to do so.

DEATH BENEFIT

     If the Owner dies during the Accumulation Period, Security Benefit will pay the death benefit proceeds to the Designated Beneficiary upon receipt of due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be payable upon receipt of due proof of death of either Owner during the Accumulation Period and instructions regarding payment. If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements" below. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant during the Accumulation Period and instructions regarding payment.
Additionally, if the Owner is not a natural person, the amount of the death benefit will be based on the age of the oldest annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Start Date, no death benefit proceeds will be payable under the Contract, except that any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death.

     The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt and any uncollected premium taxes. If an Owner dies during the Accumulation Period and the age of each Owner was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of (1) the sum of all Purchase Payments, less any reductions caused by previous withdrawals, (2) the Contract Value on the date due proof of death is received by Security Benefit, or (3) the stepped-up death benefit. The stepped-up death benefit is: (a) the largest death benefit on any Contract anniversary that is both an exact multiple of five and occurs prior to the oldest Owner attaining 76, plus (b) any Purchase Payments made since the applicable fifth year anniversary, less (c) any reductions caused by previous withdrawals since the applicable fifth year anniversary.

     If an Owner dies during the Accumulation Period and the age of any Owner was 76 or greater on the date the Contract was issued, or if due proof of death (regardless of the age of any Owner on the date the Contract was issued) and instructions regarding payment are not received by Security Benefit at its Home Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the date due proof of death is received by Security Benefit at its Home Office.

     Notwithstanding the foregoing, the death benefit for Contracts issued in Florida, regardless of the age at issue, is the greater of (1) the Contract Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by Security Benefit at its Home Office, or (2) the aggregate purchase payments received less any reductions caused by previous withdrawals. However, if due proof of death and instructions regarding payment are not received by Security Benefit at its Home Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the date due proof of death and instructions regarding payment are received by Security Benefit at its Home Office.

     The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as directed by the Owner or as elected by the Designated Beneficiary. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" on page 23 for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS

     For Contracts issued in connection with Non-Qualified Plans, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date or receive the death benefit proceeds.

     For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

     For Contracts issued in connection with Qualified Plans, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT

     If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, Security Benefit will designate the Owner as Annuitant. On

--------------------------------------------------------------------------------
the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

                             CHARGES AND DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE

     Security Benefit deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by Security Benefit under the Contracts. The charge is equal to an annual rate of 1.25 percent of each Subaccount's average daily net assets. This amount is intended to compensate Security Benefit for certain mortality and expense risks Security Benefit assumes in offering and administering the Contracts and in operating the Subaccounts.

     The expense risk is the risk that Security Benefit's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by Security Benefit is the risk that Annuitants, as a group, will live longer than Security Benefit's actuarial tables predict. In this event, Security Benefit guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. Security Benefit also assumes a mortality risk in connection with the death benefit under the Contract.

     Security Benefit may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but Security Benefit may realize a loss to the extent the charge is not sufficient. Security Benefit may use any profit derived from this charge for any lawful purpose, including distribution expenses.

ADMINISTRATIVE CHARGE

     Security Benefit deducts a daily administrative charge equal to an annual rate of .15 percent of each Subaccount's average daily net assets. The purpose of this charge is to reimburse Security Benefit for the expenses associated with administration of the Contracts and operation of the Subaccounts. Security Benefit does not expect to profit from this charge.

PREMIUM TAX CHARGE

     Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and Security Benefit's status in a particular state. Security Benefit assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. This charge is currently deducted upon annuitization or upon full or partial withdrawal if a premium tax was incurred and is not refundable. Security Benefit reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0 percent to 3.5 percent, but are subject to change by a governmental entity.

OTHER CHARGES

     Security Benefit may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by Security Benefit that are attributable to the Separate Account or the Subaccounts, or to the operations of Security Benefit with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

VARIATIONS IN CHARGES

     Security Benefit may reduce or waive the amount of the administrative charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial purchase payment or the amounts of projected purchase payments.

GUARANTEE OF CERTAIN CHARGES

     Security Benefit guarantees that the charge for mortality and expense risks will not exceed an annual rate of 1.25 percent of each Subaccount's average daily net assets and the administrative charge shall not exceed an annual rate of .15 percent of each Subaccount's average daily net assets.

MUTUAL FUND EXPENSES

     Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Series of the Mutual Fund. Each Series' net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Series. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Series. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in the Mutual Fund's prospectus, are not specified or fixed under the terms of the Contract.

--------------------------------------------------------------------------------

                                 ANNUITY PERIOD

GENERAL

     The   Contractowner   selects  the  Annuity  Start  Date  at  the  time  of
application. The Annuity Start Date may not be prior to the first annual Contract anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require annuitization at an earlier age. If the Contractowner does not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. See
"Selection of an Option," on page 19. If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.

     On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms -- either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless the Owner directs otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to the Contractowner's Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, and any outstanding Contract Debt.

     The Contracts provide for six Annuity Options. Other Annuity Options may be available upon request at the discretion of Security Benefit. Annuity payments under Annuity Options 1 through 4 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates are based upon an assumed interest rate of 3.5 percent, compounded annually. In the case of Options 5 and 6 as described below, annuity rates based on age and sex are not used to calculate annuity payments. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 120 months under Option 2.

     Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, Security Benefit reserves the right to change the frequency.

     An Owner may designate or change an Annuity Start Date, Annuity Option, and Annuitant, provided proper written notice is received by Security Benefit at its Home Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at Security Benefit's Home Office.

     Once annuity payments have commenced, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof. The Contract specifies annuity tables for Annuity Options 1 through 4 described below which contain the guaranteed minimum dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option for a fixed annuity.

ANNUITY OPTIONS

OPTION 1 -- LIFE INCOME

     Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the third annuity payment due date, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

Option 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS

     Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

OPTION 3 -- LIFE WITH INSTALLMENT REFUND OPTION

     Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

--------------------------------------------------------------------------------

OPTION 4 -- JOINT AND LAST SURVIVOR

     Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD

     Periodic annuity payments will be made for a fixed period, which may be from five to twenty years, as elected, with the guarantee that, if, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT

     Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

SELECTION OF AN OPTION

     Contractowners should carefully review the Annuity Options with their financial or tax advisers, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant. For Non-Qualified Plans, SBL does not allow annuity payments to be deferred beyond the Annuitant's 90th birthday.

                                THE FIXED ACCOUNT

     Contractowners may allocate all or a portion of their purchase payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of Security Benefit's General Account, which supports Security Benefit's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance as well as the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Security Benefit has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract" on page 11.

     Amounts allocated to the Fixed Account become part of the General Account of Security Benefit, which consists of all assets owned by Security Benefit other than those in the Separate Account and other separate accounts of Security Benefit. Subject to applicable law, Security Benefit has sole discretion over the investment of the assets of its General Account.

INTEREST

     Amounts allocated to the Fixed Account earn interest at a fixed rate or rates that are paid by Security Benefit. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3.0 percent which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, Security Benefit may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. Security Benefit will determine the Current Rate, if any, from time to time.

     Contract Value allocated or transferred to the Fixed Account will earn interest at the Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). Security Benefit currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will

--------------------------------------------------------------------------------
earn interest at the Current Rate, if any, in effect on the day of the new Guarantee Period.

     Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of a Contractowner's Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. Security Benefit bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

     For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, withdrawals, loans, or transfers from the Fixed Account will be deemed to be taken first from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected, then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account" below.

DEATH BENEFIT

     The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value in the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit," on page 16.

CONTRACT CHARGES

     Premium taxes will be the same for Contractowners who allocate purchase payments or transfer Contract Value to the Fixed Account as for those who allocate purchase payments to the Subaccounts. The charges for mortality and expense risks and the administrative charge will not be assessed against the Fixed Account, and any amounts that Security Benefit pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Mutual Fund will not be paid directly or indirectly by Contractowners to the extent the Contract Value is allocated to the Fixed Account; however, such Contractowners will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT

     Amounts may be transferred from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the transfer is effected, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, a Contractowner who desires to implement the Asset Reallocation Option should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on transfers from the Fixed Account. Once an Asset Reallocation Option is implemented, the restrictions on transfers will not apply to transfers made pursuant to the Option.

     The minimum amount that may be transferred from the Fixed Account to the Subaccounts is the lesser of (i) $1,000 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to waive or limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers, to limit the amount that may be subject to transfers and the amount remaining in an account after a transfer.

     If purchase payments are allocated (except purchase payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options and any systematic withdrawals from the Fixed Account will automatically terminate as of the date of such purchase payment or transfer. A Contractowner may reestablish Dollar Cost Averaging, Asset Reallocation or systematic withdrawals from the Fixed Account by submitting a written request to Security Benefit. However, if for any reason a Dollar Cost Averaging or systematic withdrawal option is cancelled, a Contractowner may only reestablish the option after the expiration of the next monthly or quarterly anniversary (or semiannual or annual

--------------------------------------------------------------------------------
anniversary in the case of systematic withdrawals) that corresponds to the period selected by the Owner in establishing the option.

     The Contractowner may also make full withdrawals to the same extent as a Contractowner who has allocated Contract Value to the Subaccounts. A Contractowner may make a partial withdrawal from the Fixed Account only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the partial withdrawal is effected, (2) pursuant to systematic withdrawals and (3) once per Contract Year in an amount equal to the greater of $5,000 or 10 percent of the Contract Value in the Fixed Account at the time of the partial withdrawal. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. Systematic withdrawals from Contract Value allocated to the Fixed Account must provide for payments over a period of not less than 36 months. Any change in the type, frequency or amount of Systematic Withdrawals from the Fixed Account requires that a new 36 month period be started. See "Full and Partial Withdrawals," page 14 and "Systematic Withdrawals," page 15. In addition, to the same extent as Contractowners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans," page 22.

PAYMENTS FROM THE FIXED ACCOUNT

     Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by Security Benefit at its Home Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account. However, payment of any amounts will not be deferred if they are to be used to pay premiums on any policies or contracts issued by Security Benefit.

                             MORE ABOUT THE CONTRACT

OWNERSHIP

     The Contractowner is the person named as such in the application or in any later change shown in Security Benefit's records. While living, the
Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or Security Benefit allows. The Owner may be an entity that is not a living person such as a trust or corporation referred herein as "Non-natural Persons." See "Federal Tax Matters," page 23.

     JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY

     The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint
Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in Security Benefit's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner during the Accumulation Period. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Contractowner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by Security Benefit and received by Security Benefit at its Home Office. The change will not be binding on Security Benefit until it is received and recorded at its Home Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by Security Benefit before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

     Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary.

PARTICIPATING

     The Contract is participating and will share in the surplus earnings of Security Benefit. However, the current dividend scale is zero and Security Benefit does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT

     Security Benefit will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will effect a transfer between Subaccounts or from a Subaccount to the Fixed Account on the Valuation Date a proper request is received at Security Benefit's Home Office. However, Security Benefit can postpone the calculation or payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently

--------------------------------------------------------------------------------
permissible only for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC,
(c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or (d) for such other periods as the SEC may by order permit for the protection of investors.

PROOF OF AGE AND SURVIVAL

     Security Benefit may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS

     If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by Security Benefit under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS

     An Owner of a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code may borrow money from Security Benefit using his or her Contract Value as the only security for the loan by submitting a proper written request to Security Benefit. A loan may be taken while the Owner is living and prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. Security Benefit has developed and plans to install new loan processing procedures before the end of 1997, subject to state insurance department approvals. Described below are the loan procedures which are currently in effect. This is followed by a description of how loans will be administered after implementation of the new procedures.

     For Contracts with Contract Value of $20,000 or less, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of $10,000 or 75 percent of the Contract Value. For Contracts with Contract Value over $20,000, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of (1) $50,000 reduced by the excess of (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made over (b) the outstanding loan balance on the date the loan is made or (2) 50 percent of the Contract Value. Reference should be made to the terms of the particular Qualified Plan for any additional loan restrictions.

     When an eligible Contractowner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account" as security for the loan. Amounts allocated to the Loan Account earn 3 percent, the minimum rate of interest guaranteed under the Fixed Account.

     Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be 5.5 percent. Because the Contract Value maintained in the Loan Account will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2.5 percent.

     Loans must be repaid within five years and before the Annuity Start Date, unless Security Benefit determines that the loan is to be used to acquire a principal residence of the Owner, in which case the loan must be repaid within 30 years and before the Annuity Start Date. Loan payments must be made at least quarterly. Loans that are not repaid within the required time periods will be subject to taxation as distributions from the Contract. Loans may be prepaid at any time. Upon receipt of a loan payment, Security Benefit will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to the Owner's current instructions with respect to purchase payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding, plus the amount of accrued interest credited on the Loan Account as of the date of the payment. If a loan payment is not received when due, a partial withdrawal equal to the repayment amount due, including any accrued loan interest, will be made from Contract Value and paid to Security Benefit. The partial withdrawal may be subject to taxation as a distribution. Any such partial withdrawal will be allocated to the Owner's Contract Value in the Subaccounts and the Fixed Account in the following order: Money Market Subaccount, High Grade Income Subaccount, Global Aggressive Bond Subaccount, Growth-Income Subaccount, Equity Income Subaccount, Managed Asset Allocation Subaccount, Specialized Asset Allocation Subaccount, Growth Subaccount, Worldwide Equity Subaccount, Social Awareness Subaccount and Emerging Growth Subaccount and then from the Fixed Account. The value of each account will be depleted before the next account is charged. If any such partial withdrawal equals or exceeds the Withdrawal Value, it will be treated as a full withdrawal. Contractowners should consult with their tax advisers before requesting a loan.

     Outlined below is a description of how loans will be administered after implementation of the new procedures. The minimum loan that may be taken is $1,000. The maximum loan that can be taken is generally equal to the lesser of:
(1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or
(2) 50 percent of the Contract Value or $10,000, whichever is greater. The Internal Revenue Code requires aggregation of all loans made to an individual


--------------------------------------------------------------------------------
employee under a single employer plan. However, since Security Benefit has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us. In addition, reference should be made to the terms of the particular Qualified Plan for any additional loan restrictions.

     When an eligible Contractowner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account." Amounts allocated to the Loan Account earn 3 percent, the minimum rate of interest guaranteed under the Fixed Account.

     Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be 5.5 percent. Because the Contract Value maintained in the Loan Account will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2.5 percent.

     Loans must be repaid within five years, unless Security Benefit determines that the loan is to be used to acquire a principal residence of the Owner, in which case the loan must be repaid within 30 years. Loan payments must be made at least quarterly and may be prepaid at any time. Upon receipt of a loan payment, Security Benefit will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to the Owner's current instructions with respect to purchase payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

     If any required loan payment is not made, within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default, and the entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service ("IRS"). Once a loan has gone into default, regularly scheduled payments will not be accepted, and no new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default and if such interest is not paid by December 31st of each year, it will be added to the outstanding balance of the loan and will be reported to the IRS. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance will be deducted from Contract Value upon the Contractowner's attaining age 59 1/2. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the Withdrawal Value. The proceeds from the Contract will be used to repay the debt. Because of the adverse tax consequences associated with defaulting on a loan, a Contractowner should carefully consider his or her ability to repay the loan and should consult with a tax advisor before requesting a loan.

     While the amount to secure the loan is held in the Loan Account, the Owner forgoes the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

     A Contractowner should consult with his or her tax adviser on the effect of a loan.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS

     Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under such Qualified Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, the Owner of a Contract purchased in connection with a Qualified Plan may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason reference should be made to the terms of the particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10 percent penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties" on page 29.

     The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, the tax consequences of a distribution or withdrawal under a Contract should be carefully considered and a competent tax adviser should be consulted. See "Federal Tax Matters" below.

                               FEDERAL TAX MATTERS

INTRODUCTION

     The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon Security Benefit's understanding of the present

--------------------------------------------------------------------------------
federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. SECURITY BENEFIT DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX STATUS OF SECURITY BENEFIT AND THE SEPARATE ACCOUNT

GENERAL

     Security Benefit intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of Security Benefit, Security Benefit will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

CHARGE FOR SECURITY BENEFIT TAXES

     A charge may be made for any federal taxes incurred by Security Benefit that are attributable to the Separate Account, the Subaccounts or to the operations of Security Benefit with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. Security Benefit will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for Security Benefit's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of Security Benefit or of income and expenses under the Contracts is ultimately determined to be other than what Security Benefit currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in Security Benefit's tax status.

     Under current laws, Security Benefit may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, Security Benefit reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

DIVERSIFICATION STANDARDS

     Each Series of the Mutual Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55 percent of the total assets of a Series may be represented by any one investment, no more than 70 percent may be represented by any two investments, no more than 80 percent may be represented by any three investments, and no more than 90 percent may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Series, intends to comply with the diversification requirements of Section 817(h).

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

     The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating purchase payments and Contract Values. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, Security Benefit does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Security Benefit therefore reserves the right to modify the Contract, as

--------------------------------------------------------------------------------
it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that the Mutual Fund will not have to change any Series' investment objective or investment policies.

INCOME TAXATION OF ANNUITIES IN GENERAL -- NON-QUALIFIED PLANS

     Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" on page 26 and "Diversification Standards" on page 24. Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies Security Benefit of that election.

     1.  Surrenders or Withdrawals Prior to the Annuity Start Date

     Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

     2.  Surrenders or Withdrawals on or after the Annuity Start Date

     Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

     For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

     3.  Penalty Tax on Certain Surrenders and Withdrawals

     With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10 percent of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

     If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or
(b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS

     1.  Distribution-at-Death Rules

     In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed

--------------------------------------------------------------------------------
within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

     Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Beneficiary is the deceased owner's spouse.

     2.  Gift of Annuity Contracts

     Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10 percent penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

     3.  Contracts Owned by Non-Natural Persons

     If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the purchase payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

     4.  Multiple Contract Rule

     For  purposes  of  determining  the amount of any  distribution  under Code
Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10 percent penalty tax) to the extent of the combined income in all such contracts.

     In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10 percent penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

     5.  Possible Tax Changes

     In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. Although as of the date of this Prospectus, it does not appear that Congress is considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

     6.  Transfers, Assignments or Exchanges of a Contract

     A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS

     The Contract may be used with Qualified Plans that meet the requirements of
Section 401, 403(b), 408 or 457 of the Code. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and

--------------------------------------------------------------------------------
conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, Security Benefit may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, a Contractowner's Beneficiary designation or elected payment option may not be enforceable.

     The  amounts  that may be  contributed  to  Qualified  Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or in the case of distributions of amounts contributed under salary reduction agreements, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into Security Benefit's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

     The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

     1.  Section 401

     Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with
Section 401 may permit the purchase of Contracts to provide benefits thereunder.

     In order for a retirement plan to be "qualified" under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of "highly compensated" employees;
(iii) provide  contributions or benefits that do not exceed certain limitations;
(iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits; and (vii) comply with numerous other qualification requirements.

     A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are not subject to tax on employer contributions until such amounts are actually distributed from the plan. Depending upon the terms of the particular plan, employee contributions may be made on a pre-tax or after-tax basis. In addition, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.

     Each employee's interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

     If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed within five years of the employee's death. However, the five-year rule will be deemed satisfied, if distributions begin before the close of the calendar year following the year of the employee's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2.

     If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

     Annuity  payments  distributed  from a retirement plan qualified under Code
Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee's investment. The portion so excluded is determined by dividing the employee's investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee's investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his or her entire investment, the unrecovered investment will be allowed as a deduction on the employee's final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable as ordinary income.

     A "lump-sum"  distribution  from a  retirement  plan  qualified  under Code
Section 401 is eligible for favorable tax treatment. A "lump-sum" distribution means the distribution within one taxable year of the balance to the credit of the employee which becomes payable: (i) on

--------------------------------------------------------------------------------
account of the  employee's  death,  (ii) after the employee  attains age 59 1/2,
(iii) on account of the employee's termination of employment (in the case of a common law employee only) or (iv) after the employee has become disabled (in the case of a self-employed person only).

     As a general rule, a lump-sum distribution is fully taxable as ordinary income except for an amount equal to the employee's investment, if any, which is recovered tax-free. However, special five-year averaging may be available, provided the employee has reached age 59 1/2 and has not previously elected to use income averaging. Special ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.

     Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to either another qualified retirement plan or to an individual retirement account or annuity (IRA). See "Rollovers" on page 29.

     2.  Section 403(b)

     Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. The Contract may be purchased in connection with a
Section 403(b) annuity program.

     Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Section 403(b) annuities are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See "Section 401" on page 27.

     A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. Numerous limitations apply to the amount of contributions that may be made to a Section 403(b) annuity contract. The applicable limit will depend upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

     Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

     A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) terminates employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

     Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to either another Section 403(b) annuity contract or to an individual retirement account or annuity (IRA). See "Rollovers" on page 29.

     3.  Section 408

     INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). The Contract may be purchased as an IRA.

     IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to an IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed $2,000 (except in the case of a rollover contribution). Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits.

     Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances.

     In general, IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for IRAs is generally the date that the Contractowner reaches age 70 1/2--the Contractowner's retirement date, if any, will not affect his or her required beginning date. See "Section 401" on page
27. Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

     Distributions from an IRA may be eligible for a tax-free rollover to another IRA. In certain cases, a distribution from an IRA may be eligible to be rolled over to a retirement plan qualified under Code Section 401(a) or a
Section 403(b) annuity contract.
See "Rollovers" below.
     The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

     4.  Section 457

     Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments as well as tax-exempt organizations described

--------------------------------------------------------------------------------
in Section 501(c)(3) of the Code to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.

     Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment in the case of a tax-exempt employer sponsor, all amounts deferred under the plan, and any income thereon, remain solely the property of the employer and subject to the claims of its general creditors, until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or custodial account or an annuity contract) for the exclusive benefit of plan participants, who will be responsible for taxes upon distribution. A Section 457 plan must not permit the distribution of a participant's benefits until the participant attains age 70 1/2, terminates employment or incurs an "unforeseeable emergency."

     Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 401 of the Code. See "Section 401" on page 27. Since under a Section 457 plan, contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457 plan are not eligible for tax-free rollovers.

     5.  Rollovers

     A "rollover" is the tax-free transfer of a distribution from one Qualified Plan to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

     If any portion of the balance to the credit of an employee in a Section 401 plan or Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution will not qualify as an eligible rollover distribution. A rollover must be completed within 60 days after receipt of the distribution.

     In the case of a Section 401 plan, an "eligible retirement plan" will be another retirement plan qualified under Code Section 401 or an individual retirement account or annuity under Code Section 408. With respect to a Section 403(b) plan, an "eligible retirement plan" will be another Section 403(b) plan or an individual retirement account or annuity described in Code Section 408.

     A Section 401 plan and a Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

     The owner of an IRA may make a tax-free rollover of any portion of the IRA. The rollover must be completed within 60 days of the distribution and generally may only be made to another IRA. However, an individual may receive a distribution from his or her IRA and within 60 days roll it over into a retirement plan qualified under Code Section 401(a) if all of the funds in the IRA are attributable to a rollover from a Section 401(a) plan. Similarly, a distribution from an IRA may be rolled over to a Section 403(b) plan only if all of the funds in the IRA are attributable to a rollover from a Section 403(b) annuity.

     6.  Tax Penalties

     PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10 percent of the taxable portion of the distribution. The 10 percent penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution;
(vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

     The exception to the 10 percent penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10 percent penalty tax to pay health insurance premiums in certain cases. In addition, the 10 percent penalty tax is generally not applicable to distributions from a Section 457 plan.

     MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50 percent tax on the amount that was not properly distributed.

     EXCESS DISTRIBUTION ACCUMULATION TAX. If the aggregate distributions from all Qualified Plans (other than Section 457 plans) with respect to an individual in a calendar year exceed the greater of (i) $150,000, or (ii) $112,500, as indexed for inflation ($160,000 for 1997), a penalty tax of 15 percent is generally imposed (in addition to any ordinary income tax) on the excess portion of the distribution. In addition, a 15 percent tax is imposed on the "excess retirement accumulations" of an individual whose aggregate retirement benefits exceed the value of a hypothetical life annuity determined as of the date of his or her death. The 15

--------------------------------------------------------------------------------
percent excise tax on excess distributions will not apply to withdrawals during calendar years 1997, 1998 and 1999.

     7.  Withholding

     Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

     Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs and
Section 457 plans) are generally subject to mandatory 20 percent income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible Qualified Plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10 percent rate. The recipient of such a distribution may elect not to have withholding apply.

     The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

                                OTHER INFORMATION

VOTING OF MUTUAL FUND SHARES

     Security Benefit is the legal owner of the shares of the Mutual Fund held by the Subaccounts of the Separate Account. Security Benefit will exercise voting rights attributable to the shares of each Series of the Mutual Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Mutual Fund on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, Security Benefit will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result Security Benefit determines that it is permitted to vote the shares of the Mutual Fund in its own right, it may elect to do so.

     The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Series as to which voting instructions may be given to Security Benefit is determined by dividing a Contractowner's Contract Value in a Subaccount on a particular date by the net asset value per share of that Series as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Mutual Fund for determining shareholders eligible to vote at the meeting of the Mutual Fund. If required by the SEC, Security Benefit reserves the right to determine in a different fashion the voting rights attributable to the shares of the Mutual Fund. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to the Contractowner's Contract Value in a Subaccount for which no timely voting instructions are received will be voted by Security Benefit in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. Security Benefit will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Contractowners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount and generally will exercise voting rights attributable to shares of the Series of the Mutual Fund held in its General Account, if any, in the same proportion as votes cast with respect to shares of the Series of the Mutual Fund held by the Separate Account and other separate accounts of Security Benefit, in the aggregate.

SUBSTITUTION OF INVESTMENTS

     Security Benefit reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Series of the Mutual Fund should no longer be available for investment, or if, in the judgment of Security Benefit management, further investment in shares of any or all of the Series of the Mutual Fund should become inappropriate in view of the purposes of the Contract, Security Benefit may substitute shares of another Series of the Mutual Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Security Benefit may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

     In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, Security Benefit will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

--------------------------------------------------------------------------------

     Security Benefit also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Series of the Mutual Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established in the sole discretion of Security Benefit, and any new Subaccount will be made available to existing Owners on a basis to be determined by Security Benefit. Security Benefit may also eliminate or combine one or more Subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to compliance with applicable law, Security Benefit may transfer assets to the General Account. Security Benefit also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount of the Separate Account to another separate account or Subaccount.

     In the event of any such substitution or change, Security Benefit may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by Security Benefit to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required; or it may be combined with other separate accounts of Security Benefit or an affiliate thereof. Subject to compliance with applicable law, Security Benefit also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

     Security Benefit reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. Security Benefit also reserves the right to limit the amount and frequency of subsequent purchase payments.

REPORTS TO OWNERS

     A statement will be sent annually to each Contractowner setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. Confirmations will also be sent out upon purchase payments, transfers, loans, loan repayments, and full and partial withdrawals. Certain transactions may be confirmed on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

     Each Contractowner will also receive an annual and semiannual report containing financial statements for the Mutual Fund, which will include a list of the portfolio securities of the Mutual Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

TELEPHONE TRANSFER PRIVILEGES

     A Contractowner may request a transfer of Contract Value and may make changes to an existing Dollar Cost Averaging or Asset Reallocation option by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at Security Benefit's Home Office. Security Benefit has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. Security Benefit's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. Security Benefit reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contractowners might not be able to request transfers by telephone and would have to submit written requests.

     By authorizing telephone transfers, a Contractowner authorizes Security Benefit to accept and act upon telephonic instructions for transfers involving the Contractowner's Contract, and agrees that neither Security Benefit, nor any of its affiliates, nor the Mutual Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by Security Benefit to be genuine, provided that Security Benefit has complied with its procedures. As a result of this policy on telephone requests, the Contractowner may bear the risk of loss arising from the telephone transfer privileges. Security Benefit may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

--------------------------------------------------------------------------------

LEGAL MATTERS

     Legal matters in connection with the issue and sale of the Contracts described in this Prospectus, Security Benefit's authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law have been passed upon by Amy J. Lee, Esq., Associate General Counsel, Security Benefit.

                             PERFORMANCE INFORMATION

     Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Subaccount investing in the Money Market Series ("Money Market Subaccount"), the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

     Current yield for the Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings.

     For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the administrative charge and the mortality and expense risk charge and may simultaneously be shown for other periods.

     Although the Contracts were not available for purchase until April 4, 1995, the underlying investment vehicle of the Separate Account, the SBL Fund, has been in existence since May 26, 1977. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the SBL Fund.

     Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donaghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE Index or other indices measuring performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security: (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Series in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

     Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) Security Benefit's rating or a rating of Security Benefit's claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                             ADDITIONAL INFORMATION

REGISTRATION STATEMENT

     A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be

--------------------------------------------------------------------------------
obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

FINANCIAL STATEMENTS

     Financial statements of Security Benefit at December 31, 1996, 1995 and 1994 and for each of the three years in the period ended December 31, 1996, and the financial statements of the Separate Account for the year ended December 31, 1996, and the period from April 1, 1995 to December 31, 1995, are contained in the Statement of Additional Information.


                       STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information contains more specific information and financial statements relating to Security Benefit. The Table of Contents of the Statement of Additional Information is set forth below:

                                TABLE OF CONTENTS

                                                           Page
GENERAL INFORMATION AND HISTORY...........................   1
DISTRIBUTION OF THE CONTRACT..............................   1
LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED
  RETIREMENT PLANS........................................   1
EXPERTS...................................................   3
PERFORMANCE INFORMATION...................................   3
FINANCIAL STATEMENTS......................................   5

--------------------------------------------------------------------------------
                                       33

[SBL LOGO]
SECURITY BENEFIT LIFE INSURANCE COMPANY
700 SW HARRISON ST.
TOPEKA, KANSAS 66636-0001
(913) 295-3000
(800) 888-2461

www.securitybenefit.com

                          VARIFLEX LS VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION

                         Date: May 1, 1997, As It May Be
                         Supplemented From Time To Time
             Individual Flexible Purchase Payment Deferred Variable
                                Annuity Contract

                                    Issued by
                     Security Benefit Life Insurance Company
                             700 SW Harrison Street
                            Topeka, Kansas 66636-0001
                                 1-800-888-2461

                                Mailing Address:
                     Security Benefit Life Insurance Company
                                 P.O. Box 750497
                            Topeka, Kansas 66675-0497
                                 1-800-888-2461


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Variflex LS Variable Annuity dated May 1, 1997. A copy of the Prospectus may be obtained from Security Benefit by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

                                TABLE OF CONTENTS

                                                                            Page

GENERAL INFORMATION AND HISTORY............................................... 1

DISTRIBUTION OF THE CONTRACT.................................................. 1

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS......... 1


EXPERTS....................................................................... 3

PERFORMANCE INFORMATION....................................................... 3

FINANCIAL STATEMENTS.......................................................... 5

                         GENERAL INFORMATION AND HISTORY

     For a description of the Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("Security Benefit"), and the Variable Annuity Account VIII (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS

     Security Benefit is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Series of the Mutual Fund in non-certificated form, are held separate and apart from the assets of the Security Benefit's General Account and its other separate accounts.

                          DISTRIBUTION OF THE CONTRACT

     Security Distributors, Inc. ("SDI") is Principal Underwriter of the Contract. SDI is registered as a broker/dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The offering of the Contracts is continuous.

     Subject to arrangements with Security Benefit, the Contract is sold by independent broker/dealers who are members of the NASD and who become licensed to sell variable annuities for SBL, and by certain financial institutions. SDI acts as principal underwriter on behalf of Security Benefit for the distribution of the Contract. SDI is not compensated under its Distribution Agreement with Security Benefit.

     The compensation payable by SDI under these arrangements may vary, but is not expected to exceed in the aggregate 3% of purchase payments and 1% of contract value on an annualized basis.

              LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED
                                RETIREMENT PLANS

SECTION 401

     The applicable annual limits on purchase payments for a Contract used in connection with a retirement plan that is qualified under Section 401 of the Internal Revenue Code depend upon the type of plan. Total purchase payments on behalf of a participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $30,000, or (b) 25% of the participant's annual compensation. Salary reduction contributions to a cash-or-deferred arrangement under a profit sharing plan are subject to additional annual limits. Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer's defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. The limits determined under Section 415(b) and (c) of the Internal Revenue Code are further reduced for an individual who participates in a defined contribution plan and a defined benefit plan maintained by the same employer. Rollover contributions are not subject to the annual limitations described above.

SECTION 403(B)

     Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the smallest of the limits calculated under Sections 402(g), 403(b)(2), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

     Section 402(g) generally limits an employee's salary reduction contributions to a 403(b) annuity to $9,500 a year. The $9,500 limit will be reduced by salary reduction contributions to other types of retirement plans. An employee with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the $9,500 limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.

     Section 403(b)(2) provides an overall limit on employer and employee salary reduction contributions that may be made to a 403(b) annuity. Section 403(b)(2) generally provides that the maximum amount of contributions an employee may exclude from his or her gross income in any taxable year is equal to the excess, if any, of:

          (i) the amount determined by multiplying 20% of the employee's in-cludable compensation by the number of his or her years of service with the employer, over

         (ii) the total amount contributed to retirement plans sponsored by the employer, that were excludable from his gross income in prior years.

     Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. The Section 415(c) limit is the lesser of (i) $30,000, or (ii) 25% of the employee's annual compensation.

SECTION 408


     Premiums (other than rollover contributions) paid under a Contract used in connection with an individual retirement annuity (IRA) that is described in
Section 408 of the Internal Revenue Code are subject to the limits on contributions to IRA's under Section 219(b) of the Internal Revenue Code. Under
Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of $2,000 per year or the Owner's annual compensation. Spousal IRAs allow an Owner and his or her spouse to contribute up to $2,000 to their respective IRAs so long as a joint tax return is filed and joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to an IRA depends on the gross income of the Owner and his or her spouse for the year and whether either participate in an employer-sponsored retirement plan.

     Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant in the Plan, or (b) $30,000. Salary reduction contributions, if any, are subject to additional annual limits.

SECTION 457

     Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i) $7,500 or (ii) 33 1/3% of the employee's includable compensation. The current $7,500 limit will be indexed for inflation (in $500 increments) for tax years beginning after December 31, 1996. If the employee participates in more than one Section 457 plan, the $7,500 limit applies to contributions to all such programs. The $7,500 limit is reduced by the amount of any salary reduction contribution the employee makes to a 403(b) annuity, an IRA or a retirement plan qualified under Section 401. The Section 457 limit may be increased during the last three years ending before the employee reaches his or her normal retirement age. In each of these last three years, the plan may permit a "catch-up" amount in addition to the regular amount to be deferred. The maximum combined amount which may be deferred in each of these three years is $15,000 reduced by any amount excluded from the employee's income for the taxable year as a contribution to another plan.

                                     EXPERTS

     The consolidated financial statements for Security Benefit at December 31, 1996, and 1995 and for each of the three years in the period ended December 31, 1996, and for the Separate Account for the year ended December 31, 1996, and the period from April 1, 1995 to December 31, 1995, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing on page 5 herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                             PERFORMANCE INFORMATION

     Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

     Quotations of yield for the Money Market Subaccount will be based on the change in the value, exclusive of capital changes, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying the 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

     For the seven-day period ended December 31, 1996, the yield for the Money Market Subaccount was 5.90% and the effective yield was 6.08%.

     Quotations of yield for the Subaccounts, other than the Money Market Subaccount, will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

         YIELD    = 2[(a-b + 1)[6] - 1]
                       ---
                       cd

         where    a =    net investment income earned  during  the period by the
                         Series  attributable to shares owned by the Subaccount,

                  b = expenses accrued for the period (net of any reimburse-ments),

                  c =    the   average  daily   number  of  Accumulation   Units
                         outstanding during the period that were entitled to receive dividends, and

                  d = the maximum offering price per Accumulation Unit on the last day of the period.

     For the 30-day period ended December 31, 1996, the yield for the High Grade Income Subaccount was 9.92%.

     Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the mortality and expense risk charge and the administrative charge. Quotations of total return may simultaneously be shown for other periods.

     Where the portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of average annual and total return will include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations will be based upon the performance of the Subaccount's corresponding portfolio adjusted to reflect deduction of the mortality and expense risk charge and the administrative charge.

     For the 1-, 5- and 10-year periods ended December 31, 1996, respectively, the average annual total return was 18.94%, 13.84% and 13.18% for the Growth Subaccount; 16.54%, 10.12% and 12.18% for the Growth-Income Subaccount; 15.85%, 9.85% and 1.57% for the Worldwide Equity Subaccount; and -2.16%, 4.33% and 5.84% for the High Grade Income Subaccount. For the 1- and 5-year periods ended December 31, 1996, and the period between May 1, 1991 (portfolio date of inception) and December 31, 1996, respectively, the average annual total return was 17.12%, 12.13% and 11.49% for the Social Awareness Subaccount. For the 1-year period ended December 31, 1996, and the period between October 1, 1992 (portfolio date of inception), and December 31, 1996, respectively, the average annual total return was 16.40% and 12.43% for the Emerging Growth Subaccount. For the 1-year period ended December 31, 1996, and the period between June 1, 1995 (portfolio date of inception), and December 31, 1996, respectively, the average annual total return was 12.09% and 11.91% for the Global Aggressive Bond Subaccount; 12.62% and 11.91% for the Specialized Asset Allocation Subaccount; 11.28% and 11.21% for the Managed Asset Allocation Subaccount and 18.35% and 22.12% for the Equity Income Subaccount. The performance of the Global Aggressive Bond Subaccount reflects the reimbursement of certain expenses by the Investment Adviser. In the absence of such reimbursement, the performance figure would be reduced.

     Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all application charges to the contract and the separate account (on an annual basis).

     For the fiscal years ended 1996 through 1986, the total return for each Subaccount was the following:


----------------------------------------------------------------------------------------------------------------------
                        1996    1995     1994     1993     1992     1991      1990     1989     1988    1987     1986
----------------------------------------------------------------------------------------------------------------------
Growth Series          20.96%  34.91%   (3.02%)  12.12%    9.61%   34.18%   (11.80%)  33.05%    8.58%   4.80%    4.85%
Growth-Income Series   16.59%  28.26%   (4.33%)   8.08%    4.78%   35.89%    (5.79%)  26.61%   17.66%   2.21%   17.23%
Money Market Series     3.59%   3.90%    2.28%    1.15%    1.80%    4.18%     6.35%    7.53%    5.68%   4.98%    4.89%
Worldwide              15.81%   9.34%    1.31%   29.80%   (3.98%)   2.96%[1]   ---     ---       ---     ---      ---
Equity Series
High Grade             (2.11%) 16.92%   (8.23%)  11.06%    5.95%   15.34%     5.19%   10.32%    5.70%    1.00%   8.15%
Income Series
Social Awareness       17.15%  26.02%   (5.15%)  10.33%   14.76%    4.56%[1]   ---     ---       ---     ---      ---
Series
Emerging Growth        16.38%  17.82%   (6.42%)  12.07%   24.34%[2]  ---       ---     ---       ---     ---      ---
Series
Global Aggressive
Bond Series            12.09%   6.74%[3]  ---     ---      ---       ---       ---     ---       ---     ---      ---
Specialized Asset
Allocation Series      12.63%   6.23%[3]  ---     ---      ---       ---       ---     ---       ---     ---      ---
Managed Asset
Allocation Series      11.21%   6.43%[3]  ---     ---      ---       ---       ---     ---       ---     ---      ---
Equity Income Series   18.35%  16.05%[3]  ---     ---      ---       ---       ---     ---       ---     ---      ---
----------------------------------------------------------------------------------------------------------------------

1.  From May 1, 1991 to December 31, 1991.
2.  From October 1, 1992 to December 31, 1992.
3.  From June 1, 1995 to December 31, 1995.

     Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE Index or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security; (ii) other variable annuity separate accounts, insurance products funds, or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by The Variable Annuity Research and Data Service ("VARDS"), an independent service which monitors and ranks the performance of variable annuity issues by investment objectives on an industry-wide basis or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Series of the Mutual Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts, insurance products funds, or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of a tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

                              FINANCIAL STATEMENTS

     The consolidated financial statements of Security Benefit at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, along with the financial statements of the Separate Account for the year ended December 31, 1996, and the period April 1, 1995 to December 31, 1995, are set forth herein, starting on page 5.

     The consolidated financial statements of Security Benefit, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                          VARIABLE ANNUITY ACCOUNT VIII

                                  Balance Sheet

                                December 31, 1996
                             (DOLLARS IN THOUSANDS)

ASSETS
Investments:

  SBL Fund:

    Series A (Growth Series) - 1,304,751 shares at net asset value of $24.31 per share (cost, $30,692)............................  $ 31,719

    Series B (Growth-Income Series) - 580,561 shares at net asset
      value of $35.40 per share (cost, $20,771)......................    20,552

    Series C (Money Market Series) - 1,297,710 shares at net asset
      value of $12.56 per share (cost, $16,204)......................    16,299

    Series D (Worldwide Equity Series) - 2,545,572 shares at net
      asset value of $6.14 per share (cost, $15,488).................    15,630

    Series E (High Grade Income Series) - 1,538,241 shares at net
      asset value of $12.00 per share (cost, $18,684)................    18,459

    Series J (Emerging Growth Series) - 585,572 shares at net
      asset value of $18.25 per share (cost, $10,498)................    10,687

    Series K (Global Aggressive Bond Series) - 366,144 shares at
      net asset value of $10.72 per share (cost, $4,032).............     3,925

    Series M (Specialized Asset Allocation Series) - 1,351,411
      shares at net asset value of $12.05 per share (cost, $15,180)..    16,285

    Series N (Managed Asset Allocation Series) - 704,076 shares at
      net asset value of $12.02 per share (cost, $7,861).............     8,463

    Series O (Equity Income Series) - 1,728,336 shares at net
      asset value of $14.01 per share (cost, $21,854)................    24,214

    Series S (Social Awareness Series) - 169,763 shares at net
      asset value of $19.08 per share (cost, $3,169).................     3,239
                                                                       --------
Total assets.........................................................  $169,472
                                                                       =========

NET ASSETS
Net assets are represented by (NOTE 3):

                                                 NUMBER      UNIT
                                                OF UNITS     VALUE     AMOUNT
                                               -------------------------------
   Growth Series:
     Accumulation units......................  1,987,463     $15.96   $31,719

   Growth-Income Series:
     Accumulation units......................  1,388,519      14.80    20,552

   Money Market Series:
     Accumulation units......................  1,520,180      10.72    16,299

   Worldwide Equity Series:
     Accumulation units......................  1,183,160      13.21    15,630

   High Grade Income Series:
     Accumulation units......................  1,631,708      11.31    18,459

   Emerging Growth Series:
     Accumulation units......................    772,390      13.84    10,687

   Global Aggressive Bond Series:
     Accumulation units......................    328,077      11.96     3,925

   Specialized Asset Allocation Series:
     Accumulation units......................  1,361,078      11.96    16,285

   Managed Asset Allocation Series:
     Accumulation units......................    715,033      11.84     8,463

   Equity Income Series:
     Accumulation units......................  1,764,015      13.73    24,214

   Social Awareness Series:
     Accumulation units......................    220,549      14.69     3,239
                                                                     ----------
Total net assets.............................                        $169,472
                                                                     ==========

SEE ACCOMPANYING NOTES.

                          VARIABLE ANNUITY ACCOUNT VIII

                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                                                                   HIGH
                                                                GROWTH-    MONEY      WORLDWIDE    GRADE     EMERGING
                                                      GROWTH    INCOME     MARKET       EQUITY     INCOME     GROWTH
                                                      SERIES    SERIES     SERIES       SERIES     SERIES     SERIES
                                                   ----------------------------------------------------------------
Dividend distributions..........................        $167      $299       $619       $328       $651       $13
Expenses (Note 2):
   Mortality and expense risk fee...............        (202)     (144)      (198)      (100)      (110)      (76)
   Administrative fee...........................         (24)      (17)       (23)       (12)       (13)       (9)
                                                   ----------------------------------------------------------------
Net investment income (loss)....................         (59)      138        398        216        528       (72)

Capital gains distributions.....................       1,038     1,447          -        309          -       297
Realized gain (loss) on investments.............         861       338         62        270       (215)      138
Unrealized appreciation (depreciation) on
   investments..................................         899      (325)       117        105       (298)      182
                                                   ----------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments..................................       2,798     1,460        179        684       (513)      617
                                                   ----------------------------------------------------------------
Net increase in net assets resulting from
   operations...................................       2,739     1,598        577        900         15       545

Net assets at beginning of year.................       3,825     3,162      2,991      1,441      2,777     1,589
Variable annuity deposits (Notes 2 and 3).......      36,931    19,038     52,927     16,001     20,763    13,962
Terminations and withdrawals (Notes 2 and 3)....     (11,776)   (3,246)   (40,196)    (2,712)    (5,096)   (5,409)
                                                   ----------------------------------------------------------------
Net assets at end of year.......................     $31,719   $20,552    $16,299    $15,630    $18,459   $10,687
                                                   ================================================================

SEE ACCOMPANYING NOTES.

                                                               SPECIALIZED    MANAGED
                                                     GLOBAL       ASSET         ASSET      EQUITY    SOCIAL
                                                   AGGRESSIVE   ALLOCATION   ALLOCATION    INCOME   AWARENESS
                                                   OND SERIES     SERIES       SERIES      SERIES    SERIES
                                                   ----------------------------------------------------------
Dividend distributions..........................       $260         $144         $39         $42        $8
Expenses (Note 2):
   Mortality and expense risk fee...............        (30)        (145)        (72)       (189)      (20)
   Administrative fee...........................         (4)         (18)         (8)        (22)       (3)
                                                   ----------------------------------------------------------
Net investment income (loss)....................        226          (19)        (41)       (169)      (15)

Capital gains distributions.....................         44           67           8           3        41
Realized gain (loss) on investments.............        156          285         155         622        78
Unrealized appreciation (depreciation) on
   investments..................................       (114)         998         536       2,141        53
                                                   ----------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments..................................         86        1,350         699       2,766       172
                                                   ----------------------------------------------------------
Net increase in net assets resulting from
   operations...................................        312        1,331         658       2,597       157

Net assets at beginning of year.................        923        5,004       2,468       3,102       467
Variable annuity deposits (Notes 2 and 3).......      4,266       12,169       6,890      21,963     3,033
Terminations and withdrawals (Notes 2 and 3)....     (1,576)      (2,219)     (1,553)     (3,448)     (418)
                                                   ----------------------------------------------------------
Net assets at end of year.......................     $3,925      $16,285      $8,463     $24,214    $3,239
                                                   ==========================================================

SEE ACCOMPANYING NOTES.

                          VARIABLE ANNUITY ACCOUNT VIII

                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

           PERIOD FROM APRIL 1, 1995 (INCEPTION) TO DECEMBER 31, 1995
                                 (IN THOUSANDS)

                                                                                                  HIGH
                                                                GROWTH-    MONEY     WORLDWIDE    GRADE    EMERGING
                                                      GROWTH    INCOME     MARKET      EQUITY     INCOME    GROWTH
                                                      SERIES    SERIES     SERIES      SERIES     SERIES    SERIES
                                                   ----------------------------------------------------------------
Dividend distributions..........................         $8        $18       $55         -         $35        $-
Expenses (Note 2):
   Mortality and expense risk fee...............        (10)       (10)      (10)       (4)         (7)       (5)
   Administrative fee...........................         (1)        (1)       (1)       (1)         (1)       (1)
                                                   -----------------------------------------------------------------
Net investment income (loss)....................         (3)         7        44        (5)         27        (6)

Capital gains distributions.....................         34          -         -         6           -         -
Realized gain (loss) on investments.............         49         55       (33)       15          (4)       35
Unrealized appreciation (depreciation) on
   investments..................................        128        106       (22)       37          73         7
                                                   -----------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments..................................        211        161       (55)       58          69        42
                                                   -----------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations..............................        208        168       (11)       53          96        36

Net assets at beginning of period...............          -          -         -         -           -         -
Variable annuity deposits (Notes 2 and 3).......      3,949      3,079     5,045     1,419       2,894     1,769
Terminations and withdrawals (Notes 2 and 3)....       (332)       (85)   (2,043)      (31)       (213)     (216)
                                                   -----------------------------------------------------------------
Net assets at end of period.....................     $3,825     $3,162    $2,991    $1,441      $2,777    $1,589
                                                   =================================================================

SEE ACCOMPANYING NOTES.

                                                               SPECIALIZED    MANAGED
                                                     GLOBAL       ASSET        ASSET       EQUITY    SOCIAL
                                                   AGGRESSIVE   ALLOCATION   ALLOCATION    INCOME   AWARENESS
                                                   OND SERIES     SERIES       SERIES      SERIES    SERIES
                                                   ----------------------------------------------------------
Dividend distributions..........................      $42           $-          $-           $-       $1
Expenses (Note 2):
   Mortality and expense risk fee...............       (4)         (20)         (7)         (11)      (2)
   Administrative fee...........................       (1)          (2)         (1)          (1)       -
                                                   ---------------------------------------------------------
Net investment income (loss)....................       37          (22)         (8)         (12)      (1)

Capital gains distributions.....................        4            -           -            -        -
Realized gain (loss) on investments.............        1           92          14           48       16
Unrealized appreciation (depreciation) on
   investments..................................        7          107          66          219       17
                                                   ---------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments..................................       12          199          80          267       33
                                                   ---------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations..............................       49          177          72          255       32

Net assets at beginning of period...............        -            -           -            -        -
Variable annuity deposits (Notes 2 and 3).......      887        5,116       2,556        2,966      436
Terminations and withdrawals (Notes 2 and 3)....      (13)        (289)       (160)        (119)      (1)
                                                   ---------------------------------------------------------
Net assets at end of period.....................     $923       $5,004      $2,468       $3,102     $467
                                                   =========================================================

SEE ACCOMPANYING NOTES.

                          VARIABLE ANNUITY ACCOUNT VIII

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Variable Annuity Account VIII (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account are invested in the SBL Fund, a mutual fund not otherwise available to the public. As directed by the owners, amounts deposited may be invested in shares of Series A (Growth Series - emphasis on capital appreciation), Series B (Growth-Income Series emphasis on capital appreciation with secondary emphasis on income), Series C (Money Market Series - emphasis on capital preservation while generating interest income), Series D (Worldwide Equity Series - emphasis on long-term capital growth through investment in foreign and domestic common stocks and equivalents), Series E (High Grade Income Series - emphasis on current income with security of principal), Series J (Emerging Growth Series - emphasis on capital appreciation), Series K (Global Aggressive Bond Series - emphasis on high current income with secondary emphasis on capital appreciation), Series M (Specialized Asset Allocation Series - emphasis on high total return consisting of capital appreciation and current income), Series N (Managed Asset Allocation Series - emphasis on high level of total return), Series O (Equity Income Series - emphasis on substantial dividend income and capital appreciation) and Series S (Social Awareness Series - emphasis on high total return).

Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual fund are made by Security Management Company, LLC (SMC), which is owned 50% by SBL and 50% by Security Benefit Group, Inc. (SBG), a wholly-owned subsidiary of SBL. SMC has engaged Lexington Management Corporation to provide sub-advisory services for the Worldwide Equity Series and Global Aggressive Bond Series and has engaged T. Rowe Price Associates, Inc. to provide sub-advisory services for the Managed Asset Allocation Series and the Equity Income Series. SMC has also entered into agreements with Templeton Quantitative Advisors, Inc. and Meridian Investment Management Corporation to provide certain quantitative research services with respect to the Specialized Asset Allocation Series.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out cost method is used to determine gains and losses. Security transactions are accounted for on the trade date.

                          VARIABLE ANNUITY ACCOUNT VIII

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The cost of investments purchased and proceeds from investments sold were as follows:

                                                                                           PERIOD FROM
                                                                                          APRIL 1, 1995
                                                          YEAR ENDED                      (INCEPTION) TO
                                                       DECEMBER 31, 1996                DECEMBER 31, 1995
                                               --------------------------------------------------------------------
                                                     COST OF        PROCEEDS         COST OF          PROCEEDS
                                                    PURCHASES      FROM SALES       PURCHASES        FROM SALES
                                               --------------------------------------------------------------------
                                                                         (IN THOUSANDS)

Growth Series..................................      $40,767         $14,633          $4,914           $1,266
Growth-Income Series...........................       22,294           4,917           3,964              963
Money Market Series............................       57,357          44,228           5,704            2,658
Worldwide Equity Series........................       17,845           4,031           1,854              465
High Grade Income Series.......................       23,119           6,924           3,733            1,025
Emerging Growth Series.........................       15,884           7,106           2,237              690
Global Aggressive Bond Series..................        5,138           2,178             936               21
Specialized Asset Allocation Series............       13,727           3,729           8,733            3,928
Managed Asset Allocation Series................        7,768           2,464           2,963              575
Equity Income Series...........................       23,567           5,218           3,264              429
Social Awareness Series........................        3,333             692             549              115

SBG's investment in the subaccounts represented the following number of units and contract value of Variable Annuity Account VIII contracts owned at December 31, 1996 (DOLLARS IN THOUSANDS):

                                                    NUMBER     CONTRACT
                                                   OF UNITS     VALUE
                                             ----------------------------

Global Aggressive Bond Series................       50,000       $598
Managed Asset Allocation Series..............       40,000        474

ANNUITY RESERVES

As of December 31, 1996, annuity reserves have not been established because there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

                          VARIABLE ANNUITY ACCOUNT VIII

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Series. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

Under current law, no federal income taxes are payable with respect to the Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  VARIABLE ANNUITY CONTRACT CHARGES

SBL deducts an administrative fee equivalent to an annual rate of 0.15% of the average daily net asset value of each account. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% of the asset value of each contract, of which 0.7% is for assuming mortality risks and the remainder is for assuming expense risks.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law, either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

                          VARIABLE ANNUITY ACCOUNT VIII

                           December 31, 1996 and 1995


3.  SUMMARY OF UNIT TRANSACTIONS

                                                           UNITS
                                            ------------------------------------
                                                                  PERIOD FROM
                                                                 APRIL 1, 1995
                                               YEAR ENDED       (INCEPTION) TO
                                            DECEMBER 31, 1996  DECEMBER 31, 1995
                                            ------------------------------------
                                                         (IN THOUSANDS)
Growth Series:
   Variable annuity deposits..................    2,499               316
   Terminations and withdrawals...............      802                26
Growth-Income Series:
   Variable annuity deposits..................    1,372               256
   Terminations and withdrawals...............      232                 7
Money Market Series:
   Variable annuity deposits..................    5,023               491
   Terminations and withdrawals...............    3,792               202
Worldwide Equity Series:
   Variable annuity deposits..................    1,273               129
   Terminations and withdrawals...............      216                 3
High Grade Income Series:
   Variable annuity deposits..................    1,846               259
   Terminations and withdrawals...............      454                19
Emerging Growth Series:
   Variable annuity deposits..................    1,048               151
   Terminations and withdrawals...............      410                18
Global Aggressive Bond Series:
   Variable annuity deposits..................      380                88
   Terminations and withdrawals...............      138                 1
Specialized Asset Allocation Series:
   Variable annuity deposits..................    1,089               782
   Terminations and withdrawals...............      199               310
Managed Asset Allocation Series:
   Variable annuity deposits..................      625               247
   Terminations and withdrawals...............      142                16
Equity Income Series:
   Variable annuity deposits..................    1,772               278
   Terminations and withdrawals...............      275                11
Social Awareness Series:
   Variable annuity deposits..................      215                37
   Terminations and withdrawals...............       32                 -

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                    CONTENTS

Report of Independent Auditors...........................................   17

Audited Consolidated Financial Statements
     Consolidated Balance Sheets.........................................   18
     Consolidated Statements of Income...................................   20
     Consolidated Statements of Changes in Equity........................   21
     Consolidated Statements of Cash Flows...............................   22
     Notes to Consolidated Financial Statements..........................   24

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and Subsidiaries at December 31, 1996 and 1995 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in NOTE 1 to the consolidated financial statements, in 1996, the Company adopted certain accounting changes to conform with generally accepted accounting principles for mutual life insurance enterprises and retroactively restated the 1994 and 1995 financial statements for the change. Also, as discussed in NOTE 1 to the consolidated financial statements, the Company changed its method of accounting for debt securities as of January 1, 1994.

                                                             Ernst & Young LLP

February 7, 1997

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                             DECEMBER 31
                                                        1996             1995*
                                                    ----------------------------
                                                            (IN THOUSANDS)
ASSETS
Investments:
   Securities available-for-sale, at
   fair value (NOTES 2 AND 9):
     Fixed maturities..............................   $1,805,066    $1,778,370
     Equity securities ............................       89,188        21,880
   Fixed maturities held-to-maturity, at
   amortized cost (NOTE 2).........................      528,045       536,137
   Mortgage loans..................................       66,611        74,342
   Real estate.....................................        4,000         5,864
   Policy loans....................................      106,822       100,452
   Short-term investments..........................            -           992
   Cash and cash equivalents.......................        8,310        16,788
   Other invested assets...........................       40,531        37,769
                                                    ---------------------------
Total investments..................................    2,648,573     2,572,594

Premiums deferred and uncollected..................          149           574
Accrued investment income..........................       32,161        30,623
Accounts receivable................................        4,256         3,064
Reinsurance recoverable (NOTE 4)...................       92,197        78,877
Notes receivable...................................          110           147
Property and equipment, net........................       18,592        18,884
Deferred policy acquisition costs (NOTE 1).........      216,918       186,940
Other assets.......................................       24,680        36,221
Separate account assets (NOTE 10)..................    2,802,927     2,065,306
                                                    ---------------------------
                                                      $5,840,563    $4,993,230
                                                    ===========================

                                                             DECEMBER 31
                                                          1996          1995*
                                                       -------------------------
                                                            (IN THOUSANDS)
LIABILITIES AND EQUITY
Liabilities:
   Policy reserves and annuity account values........  $2,497,998    $2,495,113
   Policy and contract claims........................      10,607        10,571
   Other policyholder funds..........................      24,073        21,305
   Accounts payable and accrued expenses.............      18,003        13,609
   Income taxes payable (NOTE 5):
     Current.........................................       6,686        10,371
     Deferred........................................      54,847        53,659
   Long-term debt (NOTE 8)...........................      65,000             -
   Other liabilities.................................      11,990        11,619
   Separate account liabilities......................   2,793,911     2,051,292
                                                       -------------------------
Total liabilities....................................   5,483,115     4,667,539



Equity:
   Retained earnings.................................     357,927       314,084
   Unrealized appreciation (depreciation)
     of securities available-for-sale, net...........        (479)       11,607
                                                     ---------------------------
Total equity.........................................     357,448       325,691
                                                     ---------------------------
                                                       $5,840,563    $4,993,230
                                                     ===========================

*As restated

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME

                                                                                   DECEMBER 31
                                                                     1996              1995*             1994*
                                                              ------------------------------------------------------
                                                                                 (IN THOUSANDS)
Revenues:
   Insurance premiums and other considerations...........            $28,848           $49,608          $55,148
   Net investment income.................................            192,636           179,940          166,857
   Asset based fees......................................             55,977            40,652           33,809
   Other product charges.................................             10,470            10,412            7,335
   Realized gains (losses) on investments................               (244)            3,876              134
   Other revenues........................................             20,033            22,164           27,241
                                                              ------------------------------------------------------
Total revenues...........................................            307,720           306,652          290,524

Benefits and expenses:
   Annuity and interest sensitive life benefits:
     Interest credited to account balances...............            108,705           113,700          103,087
     Benefit claims in excess of account balances........              7,541             6,808            7,145
   Traditional life insurance benefits...................              6,474             7,460            6,203
   Supplementary contract payments.......................             11,121            11,508           11,286
   Increase in traditional life reserves.................              8,580            13,212           12,977
   Dividends to policyholders............................              2,374             2,499            2,669
   Other benefits........................................             20,790            22,379           29,924
                                                              ------------------------------------------------------
Total benefits...........................................            165,585           177,566          173,291

Commissions and other operating expenses.................             45,539            46,233           39,998
Amortization of deferred policy acquisition costs........             25,930            26,628           24,674
Other expenses...........................................              1,667             1,099              785
Interest expense.........................................              4,285                 7              630
                                                              ------------------------------------------------------
Total benefits and expenses..............................            243,006           251,533          239,378
                                                              ------------------------------------------------------

Income before income taxes...............................             64,714            55,119           51,146
Income taxes (NOTE 5)....................................             20,871            17,927           17,129
                                                              ------------------------------------------------------
Net income...............................................            $43,843           $37,192          $34,017
                                                              ======================================================

*As restated

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

                                                                                   DECEMBER 31
                                                                     1996              1995*             1994*
                                                              ------------------------------------------------------
                                                                                 (IN THOUSANDS)
Retained earnings:
   Beginning of year, as previously reported.............           $207,669          $150,726         $128,785
   Cumulative effect of change in accounting principle...            106,415           126,166          114,090
                                                              ------------------------------------------------------
   Beginning of year, as restated........................            314,084           276,892          242,875
   Net income............................................             43,843            37,192           34,017
                                                              ------------------------------------------------------
   End of year...........................................            357,927           314,084          276,892

Unrealized appreciation (depreciation)
  of securities available-for-sale, net:
     Beginning of year...................................             11,607           (48,466)         (10,034)
     Cumulative effect of change in accounting principle
       (NOTE 1)..........................................                  -                 -           10,733
     Change in unrealized appreciation (depreciation) of
       securities available-for-sale, net................            (12,086)           60,073          (49,165)
                                                              ------------------------------------------------------
     End of year.........................................               (479)           11,607          (48,466)
                                                              ------------------------------------------------------
Total equity.............................................           $357,448          $325,691         $228,426
                                                              ======================================================

*As restated

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                   DECEMBER 31
                                                                     1996               1995*             1994*
                                                              ------------------------------------------------------
                                                                                 (IN THOUSANDS)
OPERATING ACTIVITIES
Net income...............................................              $43,843          $37,192           $34,017
Adjustments to reconcile net income to net cash provided
   by operating activities:
     Annuity and interest sensitive life products:
       Interest credited to account balances.............              108,705          113,700           103,087
       Charges for mortality and administration..........              (13,115)         (16,585)          (17,000)
     Decrease (increase) in traditional life policy
       reserves..........................................               10,697            2,142            (5,950)
     Increase in accrued investment income...............               (1,538)          (4,573)             (567)
     Policy acquisition costs deferred...................              (36,865)         (33,021)          (38,737)
     Policy acquisition costs amortized..................               25,930           26,628            24,674
     Accrual of discounts on investments.................               (3,905)          (3,421)           (3,588)
     Amortization of premiums on investments.............               11,284            9,782            15,726
     Provision for depreciation and amortization.........                3,748            3,750             3,201
     Other...............................................               (3,379)          (4,225)            2,511
                                                              ------------------------------------------------------
Net cash provided by operating activities................              145,405          131,369           117,374

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
   Fixed maturities available-for-sale...................              870,240          517,480           318,252
   Fixed maturities held-to-maturity.....................               58,874           59,873           147,043
   Equity securities available-for-sale..................                8,857           10,242             3,830
   Mortgage loans........................................               12,545           23,248            21,096
   Real estate...........................................                2,935            3,173             2,782
   Short-term investments................................               20,069          229,871           834,082
   Other invested assets.................................                6,224           22,839             6,748
                                                              ------------------------------------------------------
                                                                       979,744          866,726         1,333,833
Acquisition of investments:
   Fixed maturities available-for-sale...................             (936,376)        (591,121)         (552,433)
   Fixed maturities held-to-maturity.....................              (52,422)        (125,276)          (56,398)
   Equity securities available-for-sale..................              (68,222)         (19,500)           (4,627)
   Mortgage loans........................................               (4,538)          (4,179)          (34,260)
   Real estate...........................................               (2,637)          (1,511)             (554)
   Short-term investments................................              (19,070)        (180,259)         (854,833)
   Other invested assets.................................               (3,712)         (31,861)          (18,581)
                                                              ------------------------------------------------------
                                                                    (1,086,977)        (953,707)       (1,521,686)

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                                   DECEMBER 31
                                                                     1996              1995*              1994*
                                                              ------------------------------------------------------
                                                                                 (IN THOUSANDS)
INVESTING ACTIVITIES (CONTINUED)
Other investing activities:
   Purchase of property and equipment....................              $(1,879)         $(2,036)          $(2,932)
   Net increase in policy loans..........................               (6,370)          (8,058)           (5,569)
   Net cash transferred per coinsurance agreement........                    -          (16,295)                -
                                                              ------------------------------------------------------
Net cash used in investing activities....................             (115,482)        (113,370)         (196,354)

FINANCING ACTIVITIES
Issuance of long-term debt...............................               65,000                -                 -
Annuity and interest sensitive life products:
   Deposits credited to account balances.................              705,118          509,183           553,542
   Withdrawals from account balances.....................             (808,519)        (526,509)         (466,760)
                                                              ------------------------------------------------------
Net cash provided by (used in) financing activities......              (38,401)         (17,326)           86,782
                                                              ------------------------------------------------------
Increase (decrease) in cash and cash equivalents.........               (8,478)             673             7,802
Cash and cash equivalents at beginning of year...........               16,788           16,115             8,313
                                                              ------------------------------------------------------
Cash and cash equivalents at end of year.................               $8,310          $16,788           $16,115
                                                              ======================================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
   Interest..............................................               $2,966             $120              $157
                                                              ======================================================
   Income taxes..........................................              $16,213          $11,551           $14,634
                                                              ======================================================
SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND
   FINANCING ACTIVITIES
Conversion of mortgage loans to real estate owned........                 $844               $-            $2,350
                                                              ======================================================

*As restated

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Security Benefit Life Insurance Company (SBL or the Company) is a Kansas-domiciled mutual life insurance company whose insurance operations are licensed to sell insurance products in 50 states. The Company offers a diversified portfolio of individual and group annuities, ordinary life and mutual fund products through multiple distribution channels. In recent years, the Company's new business activities have increasingly been concentrated in the individual flexible premium variable annuity markets.

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared on the basis of generally accepted accounting principles (GAAP). Prior to 1996, the Company prepared its financial statements in conformity with accounting practices prescribed or permitted by the Kansas Insurance Department, which practices were considered GAAP for mutual life insurance companies and their stock life insurance subsidiaries. Financial Accounting Standards Board (FASB) Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," as amended, which is effective for 1996 annual financial statements and thereafter, no longer permits statutory-basis financial statements to be described as being prepared in conformity with GAAP. Accordingly, the Company has adopted GAAP, including
Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," and Statement of Position 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises," which address the accounting for long-duration and short-duration insurance and reinsurance contracts, including all participating business.

Pursuant to the requirements of FASB Interpretation No. 40 and SFAS No. 120, the effect of the changes in accounting have been applied retroactively, and the previously issued 1995 and 1994 financial statements have been restated for the change. The effect of the changes applicable to years prior to January 1, 1994 has been presented as a restatement of retained earnings as of that date. The adoption had the effect of increasing net income for 1996, 1995 and 1994 by approximately $5,897,000, $8,436,000 and $6,663,000, respectively.

The consolidated financial statements include the operations and accounts of Security Benefit Life Insurance Company and the following wholly-owned subsidiaries: Security Benefit Group, Inc., First Security Benefit Life Insurance and Annuity Company of New York, Security Management

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Company, LLC, Security Distributors, Inc., Security Benefit Academy, Inc., First Advantage Insurance Agency, Inc. and Creative Impressions, Inc. Significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

ACCOUNTING CHANGE

Prior to January 1, 1994, fixed maturities were reported at cost, adjusted for amortization of premiums and accrual of discounts. Effective January 1, 1994, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." SFAS No. 115 requires that fixed maturities are to be classified as either held-to-maturity, trading or available-for-sale. Equity securities are to be classified as either available-for-sale or trading. The adoption had no effect on net income and resulted in an increase in equity at January 1, 1994 of $10,733,000, net of the related effect of deferred policy acquisition costs and deferred income taxes.

INVESTMENTS

Fixed maturities have been classified as either held-to-maturity or available-for-sale. Fixed maturities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost, adjusted for amortization of premiums and accrual of discounts. Such amortization and accrual on these securities are included in investment income. Fixed maturities not classified as held-to-maturity are classified as available-for-sale. Available-for-sale fixed maturities are stated at fair value with the unrealized appreciation or depreciation, net of adjustment of deferred policy acquisition costs and deferred income taxes, reported in a separate component of equity and, accordingly, have no effect on net income. The DPAC offsets to the unrealized appreciation or depreciation represent valuation adjustments or restatements of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized. The amortized cost of fixed maturities classified as available-for-sale is adjusted for amortization of premiums and accrual of discounts. Premiums and discounts are recognized over the estimated lives of the assets adjusted for prepayment activity.

Equity securities consisting of common stocks, mutual funds and nonredeemable preferred stock are carried at fair value and are reported in accordance with SFAS No. 115. Mortgage loans and short-term investments are reported at cost, adjusted for amortization of premiums and accrual of

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

discounts. Real estate investments are carried at the lower of depreciated cost or estimated realizable value. Policy loans are reported at unpaid principal. Investments accounted for by the equity method include investments in, and advances to, various joint ventures and partnerships. Realized gains and losses on sales of investments are recognized in revenues on the specific identification method.

The carrying amounts of all the Company's investments are reviewed on an ongoing basis. If this review indicates a decline in value that is other than temporary for any investment, the amortized cost of the investment is reduced to its fair value. Such reductions in carrying amount are recognized as realized losses in the determination of net income.

The Company's principal objective in holding derivatives for purposes other than trading is asset-liability management. The operations of the Company are subject to risk of interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and interest-bearing liabilities that reprice or mature in specified periods. The principal objective of the Company's asset-liability management activities is to provide maximum levels of net interest income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. To achieve that objective, the Company uses financial futures instruments and interest rate exchange agreements. Financial futures contracts are commitments to either purchase or sell a financial instrument at a specific future date for a specified price and may be settled in cash or through delivery of the financial instrument. Interest rate exchange agreements generally involve the exchange of fixed and floating rate interest payments without an exchange of the underlying principal.

Interest rate exchange agreements are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income as incurred.

Gains and losses on those instruments are included in the carrying amount of the underlying hedged investments, or anticipated investment transactions, and are amortized over the remaining lives of the hedged investments as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying investments are sold.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issue, underwriting and marketing costs incurred to acquire or renew traditional life insurance, interest sensitive life and deferred annuity business that vary with and are primarily related to the production of new and renewal business have been deferred.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Traditional life insurance deferred policy acquisition costs are being amortized in proportion to premium revenues over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

For interest sensitive life and deferred annuity business, deferred policy acquisition costs are amortized in proportion to the present value (discounted at the crediting rate) of expected gross profits from investment, mortality and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers certificates of deposits with original maturities of 90 days or less to be cash equivalents.

PROPERTY AND EQUIPMENT

Property and equipment, including real estate, furniture and fixtures, and data processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the benefit of contractholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contractholders, are excluded from the amounts reported in the consolidated statements of income. Investment income and gains or losses arising from separate accounts accrue directly to the contractholders and are, therefore, not included in investment earnings in the accompanying statements of income. Revenues to the Company from separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

POLICY RESERVES AND ANNUITY ACCOUNT VALUES

The liabilities for future policy benefits for traditional life and reinsurance products are computed using a net level premium method, including assumptions as to investment yields, mortality, withdrawals, and other assumptions that approximate expected experience.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Liabilities for future policy benefits for interest sensitive life and deferred annuity products represent accumulated contract values without reduction for potential surrender charges and deferred front-end contract charges that are amortized over the life of the policy. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 3.5% to 7.25% during 1996, 4.0% to 7.75% during 1995, and 4.5% to 7.75% during 1994.

INCOME TAXES

Income taxes have been provided using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Under that method, deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expenses or credits reflected in the Company's statements of income are based on the changes in deferred tax assets or liabilities from period to period (excluding the SFAS No. 115 adjustment, which is charged or credited directly to equity).

RECOGNITION OF REVENUES

Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from interest sensitive life insurance products and deferred annuities consist of policy charges for the cost of insurance, policy administration charges and surrender charges assessed against contractholder account balances during the period.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash, certificates of deposits and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

     Investment securities: Fair values for fixed maturities are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

     Mortgage loans and policy loans: Fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses based on interest rates currently being offered

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

     Investment-type contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

     Long-term debt: Fair values for long-term debt are estimated using discounted cash flow analyses based on current borrowing rates available for similar types of borrowing arrangements.

2.  INVESTMENTS

Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of fixed maturities and equity securities at December 31, 1996 and 1995 is as follows:

                                                                            DECEMBER 31, 1996
                                                   -----------------------------------------------------------------
                                                                        GROSS           GROSS
                                                        AMORTIZED    UNREALIZED       UNREALIZED
                                                          COST          GAINS           LOSSES        FAIR VALUE
                                                   -----------------------------------------------------------------
                                                                            (IN THOUSANDS)

AVAILABLE-FOR-SALE
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies..........        $173,884           $414         $1,431          $172,867
Obligations of states and political subdivisions.          23,244            361            705            22,900
Special revenue and assessment...................             330              -              -               330
Corporate securities.............................         863,124         13,758         18,651           858,231
Mortgage-backed securities.......................         627,875          9,091          9,308           627,658
Asset-backed securities..........................         122,523            832            275           123,080
                                                   -----------------------------------------------------------------
Total fixed maturities...........................      $1,810,980        $24,456        $30,370        $1,805,066
                                                   =================================================================
Equity securities................................         $86,991         $2,422           $225           $89,188
                                                   =================================================================

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS (CONTINUED)

                                                                            DECEMBER 31, 1996
                                                   -----------------------------------------------------------------
                                                                        GROSS           GROSS
                                                        AMORTIZED    UNREALIZED       UNREALIZED
                                                          COST          GAINS           LOSSES        FAIR VALUE
                                                   -----------------------------------------------------------------
                                                                            (IN THOUSANDS)

HELD-TO-MATURITY
Obligations of states and political subdivisions.         $81,791           $463         $1,036           $81,218
Special revenue and assessment...................             420              -              -               420
Corporate securities.............................         128,487          2,003          1,830           128,660
Mortgage-backed securities.......................         264,155          2,121          1,347           264,929
Asset-backed securities..........................          53,192            382             97            53,477
                                                   -----------------------------------------------------------------
Total fixed maturities...........................        $528,045         $4,969         $4,310          $528,704
                                                   =================================================================

                                                                            DECEMBER 31, 1995
                                                   -----------------------------------------------------------------
                                                                        GROSS           GROSS
                                                        AMORTIZED    UNREALIZED       UNREALIZED
                                                          COST          GAINS           LOSSES        FAIR VALUE
                                                   -----------------------------------------------------------------
                                                                            (IN THOUSANDS)

AVAILABLE-FOR-SALE
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies..........          $5,746           $522             $-            $6,268
Obligations of states and political subdivisions.          23,304            510            139            23,675
Special revenue and assessment...................             330              2              -               332
Corporate securities.............................         857,926         29,671         13,146           874,451
Mortgage-backed securities.......................         857,685         17,838          1,879           873,644
                                                   -----------------------------------------------------------------
Total fixed securities...........................      $1,744,991        $48,543        $15,164        $1,778,370
                                                   =================================================================
Equity securities................................         $21,278           $687            $85           $21,880
                                                   =================================================================

HELD-TO-MATURITY
Obligations of states and political subdivisions.         $67,160         $1,221             $-           $68,381
Special revenue and assessment...................             870              -              -               870
Corporate securities.............................         163,032          6,426             43           169,415
Mortgage-backed securities.......................         305,075          5,539              4           310,610
                                                   -----------------------------------------------------------------
Totals...........................................        $536,137        $13,186            $47          $549,276
                                                   =================================================================

The change in the Company's unrealized appreciation (depreciation) on fixed maturities was $(51,773,000), $220,048,000 and $(219,496,000) during 1996, 1995 and 1994, respectively; the

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS (CONTINUED)

corresponding amounts for equity securities were $1,595,000, $1,034,000 and $(1,702,000) during 1996, 1995 and 1994, respectively.

The amortized cost and fair value of fixed maturities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           AVAILABLE-FOR-SALE                HELD-TO-MATURITY
                                                 -------------------------------------------------------------------
                                                        AMORTIZED                       AMORTIZED
                                                          COST           FAIR VALUE       COST         FAIR VALUE
                                                 -------------------------------------------------------------------
                                                                                (IN THOUSANDS)

Due in one year or less........................          $17,711          $17,764           $320            $320
Due after one year through five years..........          197,414          197,267         12,184          12,240
Due after five years through 10 years..........          469,394          471,099         47,804          48,193
Due after 10 years.............................          376,063          368,198        150,390         149,545
Mortgage-backed securities.....................          627,875          627,658        264,155         264,929
Asset-backed securities........................          122,523          123,080         53,192          53,477
                                                 -------------------------------------------------------------------
                                                      $1,810,980       $1,805,066       $528,045        $528,704
                                                 ===================================================================

Late in 1995, the FASB issued a special report, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities." This report provided companies with an opportunity for a one-time reassessment and reclassification of securities as of a single measurement date without tainting the held-to-maturity debt securities classification. On December 8, 1995, the Company reclassified securities with an amortized cost of $202,417,000 from held-to-maturity to available-for-sale. The transfer resulted in an increase to unrealized gains on securities of approximately $2,162,000 net of related adjustments for deferred policy acquisition costs and deferred income taxes.

The Company did not hold any investments that individually exceeded 10% of equity at December 31, 1996 except for securities guaranteed by the U.S. government or an agency of the U.S. government.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS (CONTINUED)

Major categories of net investment income are summarized as follows:

                                            1996        1995         1994
                                          --------------------------------
                                                   (IN THOUSANDS)

Interest on fixed maturities.............  $174,592   $165,684    $154,739
Dividends on equity securities...........     5,817      1,309         712
Interest on mortgage loans...............     6,680      7,876       7,746
Real estate income.......................       781      1,287       1,326
Interest on policy loans.................     6,372      5,927       5,462
Interest on short-term investments.......     1,487      2,625       2,272
Other....................................     3,418      1,453         525
                                          --------------------------------
Total investment income..................   199,147    186,161     172,782
Investment expenses......................     6,511      6,221       5,925
                                          --------------------------------
Net investment income....................  $192,636   $179,940    $166,857
                                          ================================

Proceeds from sales of fixed maturities and equity securities and related realized gains and losses, including valuation adjustments, are as follows:

                                        1996            1995           1994
                                     -------------------------------------------
                                                   (IN THOUSANDS)

Proceeds from sales...............    $393,189        $310,590      $128,533
Gross realized gains..............       9,407           5,901         5,814
Gross realized losses.............       9,723           3,361         4,889

The composition of the Company's portfolio of fixed maturities by quality rating at December 31, 1996 is as follows:

    QUALITY RATING                CARRYING AMOUNT                  %
-------------------------    -------------------------    --------------------
                                  (IN THOUSANDS)

AAA......................           $1,199,762                    51.4%
AA.......................              158,785                     6.8
A........................              361,008                    15.5
BBB......................              416,589                    17.9
Noninvestment grade......              196,967                     8.4
                                    ----------                   ------
                                    $2,333,111                   100.0%
                                    ==========                   ======

The Company has a diversified  portfolio of commercial and residential  mortgage
loans  outstanding  in  14  states.   The  loans  are  somewhat   geographically
concentrated in the midwestern

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS (CONTINUED)

and southwestern United States with the largest outstanding balances at December 31, 1996 being in the states of Kansas (34%), Iowa (15%) and Texas (14%).

Net realized gains (losses) consist of the following:

                                            1996          1995         1994
                                        --------------------------------------
                                                    (IN THOUSANDS)

Fixed maturities......................    $(1,329)       $1,805        $397
Equity securities.....................      1,013           735         528
Other.................................         72         1,336        (791)
                                        --------------------------------------
Total realized gains (losses).........      $(244)       $3,876        $134
                                        ======================================

Deferred losses totaling $2.2 million and $3.9 million at December 31, 1996 and 1995, respectively, resulting from terminated and expired futures contracts are included in fixed maturities and will be amortized as an adjustment to net investment income. The notional amount of outstanding agreements to sell securities was $79 million at December 31, 1995. There were no outstanding agreements at December 31, 1996.

For interest rate exchange agreements, one agreement was terminated during 1996 resulting in a deferred gain of $1.1 million. The notional amount of the remaining outstanding agreements was $30 million at December 31, 1996. Also, as of December 31, 1996, these agreements have maturities ranging from March 1997 to May 2005. Under these agreements, the Company receives variable rates based on the one- and three-month LIBOR and pays fixed rates ranging from 6.875% to 7.215%.

3.  EMPLOYEE BENEFIT PLANS

Substantially all Company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last 10 years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law and the limitations on deductibility imposed by federal income tax law. The Company records pension cost in accordance with the provisions of SFAS No. 87, "Employers' Accounting for Pensions."

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  EMPLOYEE BENEFIT PLANS (CONTINUED)

Pension cost for the plan for 1996, 1995 and 1994 is summarized as follows:

                                                  1996       1995         1994
                                              ----------------------------------
                                                        (IN THOUSANDS)

Service cost................................      $670        $528       $679
Interest cost...............................       587         508        535
Actual return on plan assets................    (1,064)     (1,568)       310
Net amortization and deferral...............       284         900       (949)
                                              ----------------------------------
Net pension cost............................      $477        $368       $575
                                              ==================================

The funded status of the plan as of December 31, 1996 and 1995 was as follows:

                                                              DECEMBER 31
                                                           1996        1995
                                                      -------------------------
                                                            (IN THOUSANDS)
Actuarial present value of benefit obligations:
   Vested benefit obligation.........................   $(6,059)     $(5,243)
   Non-vested benefit obligation.....................      (202)        (165)
                                                      -------------------------
   Accumulated benefit obligation....................    (6,261)      (5,408)
   Excess of projected benefit obligation over
     accumulated benefit obligation..................    (2,961)      (2,865)
                                                      -------------------------
   Projected benefit obligation......................    (9,222)      (8,273)
Plan assets, at fair market value....................    10,085        8,342
                                                      -------------------------
Plan assets greater than projected
   benefit obligation................................       863           69

Unrecognized net loss................................     1,007        1,560
Unrecognized prior service cost......................       700          758

Unrecognized net asset established
  at the date of initial application.................    (1,841)      (2,025)
                                                      -------------------------
Net prepaid pension cost.............................      $729         $362
                                                      =========================

Assumptions were as follows:

                                                       1996     1995     1994
                                                     -------------------------
Weighted average discount rate...................       7.75%    7.5%    8.5%
Weighted average rate of increase in compensation
  for participants age 45 and older..............       4.5      4.5     4.5
Weighted average expected long-term
  return on plan assets..........................       9.0      9.0     9.0

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  EMPLOYEE BENEFIT PLANS (CONTINUED)

Compensation rates that vary by age for participants under age 45 were used in determining the actuarial present value of the projected benefit obligation in 1996. Plan assets are invested in a diversified portfolio of affiliated mutual funds that invest in equity and debt securities.

In addition to the Company's defined benefit pension plan, the Company provides certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with five years of service. The plan is contributory, with retiree contributions adjusted annually and contains other cost-sharing features such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age 40. The Company's portion of the costs is frozen after 1996 with all future cost increases passed on to the retirees. Retirees in the plan prior to July 1, 1993 are covered 100% by the Company.

Retiree medical care and life insurance cost for the total plan for 1996, 1995 and 1994 is summarized as follows:

                                         1996       1995        1994
                                      --------------------------------
                                               (IN THOUSANDS)

Service cost........................     $157       $151        $116
Interest cost.......................      280        305         275
                                      --------------------------------
                                         $437       $456        $391
                                      ================================

The funded status of the plan as of December 31, 1996 and 1995 was as follows:

                                                              DECEMBER 31
                                                           1996         1995
                                                        ----------------------
                                                            (IN THOUSANDS)
Accumulated postretirement benefit obligation:
   Retirees..........................................     $(2,498)    $(2,514)
Active participants:
   Retirement eligible...............................        (568)       (632)
   Others............................................      (1,023)     (1,035)
                                                        ----------------------
                                                           (4,089)     (4,181)
Unrecognized net (gain) loss.........................        (348)         67
                                                        ----------------------
Accrued postretirement benefit cost..................     $(4,437)    $(4,114)
                                                        ======================

The annual assumed rate of increase in the per capita cost of covered benefits is 10% for 1996 and is assumed to decrease gradually to 5% for 2001 and remain at that level thereafter. The health care cost trend rate has a significant effect on the amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated  postretirement  benefit  obligation  as of  December  31,  1996  by
$191,000

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  EMPLOYEE BENEFIT PLANS (CONTINUED)

and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1996 by $54,000.

The discount rate used in determining the accumulated postretirement benefit obligation was 7.75%, 7.5% and 8.5% at December 31, 1996, 1995 and 1994,
respectively.

The Company has a profit-sharing and savings plan for which substantially all employees are eligible after one year of employment with the Company. Contributions for profit sharing are based on a formula established by the Board of Directors with pro rata allocation among employees based on salaries. The savings plan is a tax-deferred, 401(k) retirement plan. Employees may contribute up to 10% of their eligible compensation. The Company matches 50% of the first 6% of the employee contributions. Employee contributions are fully vested, and Company contributions are vested over a five-year period. Company contributions to the profit-sharing and savings plan charged to operations were $1,783,000, $1,567,000 and $1,075,000 for 1996, 1995 and 1994, respectively.

4.  REINSURANCE

The Company assumes and cedes reinsurance with other companies to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. The Company's maximum retention on any one life is $500,000. The Company does not use financial or surplus relief reinsurance. Life insurance in force ceded at December 31, 1996 and 1995 was $4.0 and $3.9 billion, respectively.

Principal reinsurance transactions are summarized as follows:

                                          1996        1995          1994
                                        -----------------------------------
                                                  (IN THOUSANDS)
Reinsurance ceded:
   Premiums paid......................    $25,442       $5,305      $3,980
                                        ===================================
   Commissions received...............     $4,669         $230      $1,443
                                        ===================================
   Claim recoveries...................     $5,235       $3,089      $2,485
                                        ===================================

In the accompanying financial statements, premiums, benefits, settlement expenses and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  REINSURANCE (CONTINUED)

risk arising from similar geographic regions, activities or economic characteristics of reinsurers. At December 31, 1996 and 1995, the Company had established a receivable totaling $92,197,000 and $78,877,000 for reserve credits, reinsurance claims and other receivables from its reinsurers. The amount of reinsurance assumed is not significant.

In 1995, the Company transferred, through a 100% coinsurance agreement, $66.9 million in policy reserves and claim liabilities. The agreement related to a block of whole life and decreasing term life insurance business.

In prior years, the Company was involved in litigation arising out of its participation from 1986 to 1990 in a reinsurance pool. The litigation related to the pool manager and a reinsurance intermediary placing major medical business in the pool without authorization. During 1993, the Company settled the major medical portion of the pool's activity with no significantly adverse effect on the Company. The nonmajor medical business placed in the pool has experienced significant losses. At December 31, 1996, the Company believes adequate provision has been made for such losses.

5.  INCOME TAXES

The Company files a life/nonlife consolidated federal income tax return. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities. Such differences relate principally to liabilities for future policy benefits and accumulated contract values, deferred compensation, deferred policy acquisition costs, postretirement benefits, deferred selling commissions, depreciation expense and unrealized appreciation (depreciation) on securities available-for-sale.

Income tax expense consists of the following for 1996, 1995 and 1994:

                                            1996         1995          1994
                                  ----------------------------------------------
                                                   (IN THOUSANDS)

Current.........................         $12,528       $15,200      $11,361
Deferred........................           8,343         2,727        5,768
                                  ----------------------------------------------
                                         $20,871       $17,927      $17,129
                                  ==============================================

The provision for income taxes differs from the amount computed at the statutory federal income tax rate due primarily to dividends received deductions and tax credits.

Income taxes paid by the Company were $16,213,000,  $11,551,000, and $14,634,000 during 1996, 1995, and 1994, respectively.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  INCOME TAXES (CONTINUED)

Net deferred tax assets or liabilities consist of the following:

                                                          1996          1995
                                                      -------------------------
                                                            (IN THOUSANDS)

Deferred tax assets:
   Future policy benefits..........................      $20,487      $17,780
   Net unrealized depreciation on
     securities available-for-sale.................        1,409            -
   Guaranty fund assessments.......................        1,400        1,260
   Employee benefits...............................        4,852        3,836
   Other...........................................        4,620        3,662
                                                      -------------------------
Total deferred tax assets..........................       32,768       26,538

Deferred tax liabilities:
   Deferred policy acquisition costs...............       69,647       50,580
   Net unrealized appreciation on
     securities available-for-sale.................            -       12,539
   Deferred gain on investments....................       10,446        8,681
   Depreciation....................................        2,061          988
   Other...........................................        5,461        7,409
                                                      -------------------------
Tax deferred tax liabilities.......................       87,615       80,197
                                                      -------------------------
Net deferred tax liabilities.......................      $54,847      $53,659
                                                      =========================

6.  CONDENSED FAIR VALUE INFORMATION

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the
Company to estimate the following fair value disclosures for financial instruments are set forth in NOTE 1.

SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  CONDENSED FAIR VALUE INFORMATION (CONTINUED)

                                                        DECEMBER 31, 1996                  DECEMBER 31, 1995
                                               ---------------------------------   ---------------------------------
                                                     CARRYING                            CARRYING
                                                      AMOUNT        FAIR VALUE            AMOUNT        FAIR VALUE
                                               ---------------------------------   -------------------------------
                                                                          (IN THOUSANDS)
Investments:
   Fixed maturities (NOTE 2).................       $2,333,111      $2,333,770          $2,314,507      $2,327,646
   Equity securities (NOTE 2)................           89,188          89,188              21,880          21,880
   Mortgage loans............................           66,611          69,004              74,342          80,175
   Policy loans..............................          106,822         108,685             100,452         104,077
   Short-term investments....................                -               -                 992             992
   Cash and cash equivalents.................            8,310           8,310              16,788          16,788
   Accrued investment income.................           32,161          32,161              30,623          30,623
   Futures contracts.........................                -               -                   -            (737)
   Interest rate exchange agreements ........                -            (282)                  -          (2,291)

Liabilities:
   Supplementary contracts without life
     contingencies...........................           33,225          33,803              34,363          35,387
   Individual and group annuities............        1,942,697       1,767,692           1,922,901       1,774,642
   Long-term debt............................           65,000          67,683                   -               -

7.  COMMITMENTS AND CONTINGENCIES

The Company leases various equipment under several operating lease agreements. Total expense for all operating leases amounted to $1,904,000, $1,302,000 and $1,450,000 for 1996, 1995 and 1994, respectively. The Company has aggregate future lease commitments at December 31, 1996 of $4,337,000 for noncancelable operating leases consisting of $992,000 in 1997, $941,000 in 1998, $829,000 in
1999, $818,000 in 2000 and $757,000 in 2001 and thereafter.

In addition, in 2001, under the terms of an operating lease for an airplane, the Company has the option to renew the lease for another five years, purchase the airplane for approximately $4.7 million, or return the airplane to the lessor and pay a termination charge of approximately $3.7 million. If the option to renew the lease for five years is selected, at the end of the five-year period
(2006), the Company has the option to purchase the airplane for approximately $3.4 million or return the airplane to the lessor and pay a termination charge of approximately $2.7 million.

The economy and other factors have caused an increase in the number of insurance companies that have required regulatory supervision. Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states in which it is licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

7.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

partially recovered through a reduction in future premium taxes. The Company cannot predict whether and to what extent legislative initiatives may affect the right to offset. Based on information from the National Organization of Life and Health Guaranty Association and information from the various state guaranty associations, the Company believes that it is probable that these insolvencies will result in future assessments. The Company regularly evaluates its reserve for these insolvencies and updates its reserve based on the Company's interpretation of information recently received. The associated costs for a particular insurance company can vary significantly based on its premium volume by line of business in a particular state and its potential for premium tax offset. The Company accrued and charged to expense $1,574,000, $2,302,000 and $237,000 for 1996, 1995 and 1994, respectively. At December 31, 1996, the Company has reserved $4,000,000 to cover current and estimated future assessments net of related premium tax credits.

8.  LONG-TERM DEBT

The Company has a $75.5 million line of credit facility from the Federal Home Loan Bank of Topeka. Any borrowings in connection with this facility bear interest at .1% over the Federal Funds rate. No amounts were outstanding at December 31, 1996.

In February 1996, the Company negotiated three separate $5,000,000 advances with the Federal Home Loan Bank of Topeka. The advances are due February 27, 1998, February 26, 1999 and February 28, 2001 and carry interest rates of 5.59%, 5.76% and 6.04%, respectively.

In May 1996, the Company issued $50 million of 8.75% surplus notes maturing on May 15, 2016. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions whereby each payment of interest on or principal of the surplus notes may be made only with the prior approval of the Kansas Insurance
Commissioner   and  only  out  of  surplus  funds  that  the  Kansas   Insurance
Commissioner determines to be available for such payment under the Kansas Insurance Code.

9.  RELATED-PARTY TRANSACTIONS

The Company owns shares of mutual funds managed by Security Management Company, LLC with a net asset value totaling $60,559,000 and $5,364,000 at December 31, 1996 and 1995, respectively.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

10.  ASSETS HELD IN SEPARATE ACCOUNTS

Separate account assets were as follows:

                                                       1996           1995
                                                    --------------------------
                                                          (IN THOUSANDS)
Premium and annuity considerations for the
  variable annuity products and variable
  universal life product for which the
  contractholder, rather than the Company,
  bears the investment risk......................    $2,793,911    $2,051,292
Assets of the separate accounts owned by
  the Company, at fair value.....................         9,016        14,014
                                                    --------------------------
                                                     $2,802,927    $2,065,306
                                                    ==========================

11.  STATUTORY INFORMATION

The Company and its insurance subsidiary prepare statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Kansas and New York Insurance regulatory authorities, respectively. Accounting practices used to prepare statutory-basis financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. Statutory capital and surplus of the insurance operations are $286,689,000 and $207,669,000 at December 31, 1996 and 1995, respectively.